As filed with the Securities and Exchange Commission on August 15, 2003
===========================================================================
                                               1933 Act File No. 333-105251
                                                1940 Act File No. 811-21344

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
(Check appropriate box or boxes)

[   ]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ X ]  Pre-Effective Amendment No. 2
[   ]  Post-Effective Amendment No. __

and

[   ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ X ]  Amendment No. 2

            First Trust/Four Corners Senior Floating Rate Income Fund (formerly known as Four Corners/Claymore Corporate High Income Portfolio)
          Exact Name of Registrant as Specified in Declaration of Trust

             1001 Warrenville Road, Suite 300, Lisle, Illinois 60532
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (630) 241-4141
               Registrant's Telephone Number, including Area Code

                                W. Scott Jardine
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

                                  Eric F. Fess
                             Chapman and Cutler LLP
                             111 West Monroe Street
                             Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

--------------------

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [__] when declared effective pursuant to section 8(c)

--------------------

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===============================================================================

---------------- ---------- ---------------- ------------------ ---------------
    Title of      Amount    Proposed Maximum  Proposed Maximum     Amount of
   Securities      Being     Offering Price       Aggregate      Registration
Being Registered Registered     Per Unit      Offering Price         Fee
---------------- ---------- ---------------- ------------------ ---------------
---------------- ---------- ---------------- ------------------ ---------------
 Common Shares,    50,000       $20.00        $1,000,000 (1)      $81.00 (2)
$0.01 par value
---------------- ---------- ---------------- ------------------ ---------------

-------------------------------------------------------------------------------
   (1)  Estimated solely for the purpose of calculating the registration fee.

   (2)  Fee previously paid with the initial Registration Statement.

Pursuant to Rule 414 under the Securities Act of 1933, First Trust/Four Corners Senior Floating Rate Income Fund (the "Registrant") is the successor to Four Corners/Claymore High Income Portfolio (the "Previous Issuer") and is expressly adopting, as its own, the Registration Statement of the Previous Issuer filed on Form N-2 (File No. 333-105251) on May 15, 2003. This Amendment No. 2 to the Registrant's Registration Statement hereby amends the Registration Statement of the Previous Issuer.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

===============================================================================




                 SUBJECT TO COMPLETION, DATED AUGUST 15, 2003


PROSPECTUS
                                        Common Shares
            First Trust/Four Corners Senior Floating Rate Income Fund
                                  Common Shares
                                $20.00 per share


     Investment Objective. First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") is a newly organized diversified, closed-end management investment company. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors. See "The Fund's Investments."

     An investment in the Fund involves certain risks. See "Risks" beginning on page 18 of this Prospectus.



                                                  Per Share         Total
                                                  ---------         -----
Public Offering Price                             $20.000           $
Sales Load (1)                                    $                 $
Estimated Offering Costs (2)                      $                 $
Proceeds to the Fund                              $                 $


(1) The Fund has agreed to pay the underwriters [$ ] per common share as a partial reimbursement of expenses incurred in connection with the offering. See "Underwriting."
(2) Total expenses of the offering of the common shares of the Fund (the "Common Shares") paid by the Fund (which do not include the sales load) are estimated to be $ , which represents $0.04 per Common Share issued. The Fund's investment adviser and sub-adviser have agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share.

     The underwriters may also purchase up to an additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus to cover over-allotments.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
     The underwriters are offering the Common Shares subject to various conditions. The Common Shares will be ready for delivery on or about , 2003.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                  RAYMOND JAMES




                     The date of this Prospectus is , 2003.

     Investment Adviser. First Trust Advisors L.P. ("First Trust Advisors" or "Adviser") will be the Fund's investment adviser, responsible for selecting and supervising the Fund's Sub Adviser, the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services.
     First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $8.1 billion in assets which it managed or supervised as of May 30, 2003. See the Statement of Additional Information under "Investment Adviser."
     Sub-Adviser. Four Corners Capital Management, LLC (the "Sub-Adviser") will manage the Fund's portfolio subject to the Adviser's supervision. The Fund's address is 633 West Fifth Street, 49th Floor, Los Angeles, CA 90071, and the Fund's telephone number is (213) 233-4444.


     Leverage. Within three months after the completion of the offering of Common Shares described in this Prospectus, the Fund intends, subject to then favorable market conditions, to utilize leverage through the issuance of preferred shares, commercial paper or notes and/or borrowing in an aggregate amount up to 38% of the Fund's managed assets after such issuance and/or borrowing. The issuance of these instruments, which would be senior to the Common Shares, will result in the financial leveraging of the Common Shares. Whether to offer shares of auction rate preferred stock or engage in another form of leveraging, and, if offered, the terms of such shares or leveraging and the timing and other terms of their offering or arrangement will be determined by the Fund's Board of Trustees. Through leveraging, the Fund will seek to obtain a higher return for the holders of Common Shares than if the Fund did not use leverage. Leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Borrowings and Preferred Shares--Effects of Leverage," "Risks--Leverage Risks" and "Description of Shares."

     No Prior History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund intends to apply for the listing of the Common Shares on the American Stock Exchange ("AMEX") under the symbol "FCM."

     You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information dated __________, 2003 ("SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page 36 of this Prospectus, by calling (800) 988-5891 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).


     The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               PROSPECTUS SUMMARY

     This is only a Summary. The Summary may not contain all of the information that you should consider before investing in the Common Shares. You should review the more detailed information contained in the Prospectus and in the SAI.

The Fund.........................   First Trust/Four Corners Senior Floating
                                    Rate Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. See "The
                                    Fund."

The Offering.....................   The Fund is offering Common Shares of
                                    beneficial interest at $20.00 per share
                                    through a group of underwriters (the
                                    "Underwriters") led by Raymond James &
                                    Associates, Inc. The Common Shares of
                                    beneficial interest are called "Common
                                    Shares" in the rest of this Prospectus. You must purchase at least 100 Common Shares
                                    ($2,000) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [__________] additional Common Shares to cover orders in excess of [________] Common
                                    Shares. The Adviser and the Sub-Adviser have agreed to pay (i) all organizational expenses and (ii) all offering costs (other than sales load) that exceed $0.04 per Common Share.


Investment Objective
and Policies.....................   The  Fund's  primary  investment  objective
                                    is to seek a high level of current income.
                                    As a secondary objective, the Fund will
                                    attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives.
                                    Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective.
                                    The Fund may not be appropriate for all
                                    investors. See "The Fund's Investments."


                                    Under normal conditions, the Fund will
                                    invest at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. The portion of the Fund's assets invested in Senior Loans will vary from time to time consistent with the Fund's investment objective, changes in market prices for Senior Loans, changes in interest rates and other economic and market factors. It is anticipated that at least 80% of the Fund's Managed Assets will be invested in lower grade debt instruments, although from time to time all of the Fund's Managed Assets may be invested in such lower grade debt instruments. The Fund does not intend to purchase publicly-traded high yield bonds but may receive such securities as a result of a restructuring of the debt of the issuer or the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer.

                                    Lower grade debt instruments are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies ("S&P"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, of comparable credit quality. Lower grade debt instruments are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. Lower grade debt instruments may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated debt instruments. Unlike higher rated debt instruments, which tend to react mainly to fluctuations in the general level of interest rates, the market values of lower grade debt instruments tend to reflect to a greater extent individual developments of the issuer, although movements in the general direction of interest rates can be expected to impact the market value of lower grade debt instruments. In addition, lower grade debt instruments tend to be more sensitive to economic conditions.

                                    "Managed Assets" means the total assets of the Fund (including any assets attributable to any Preferred Shares that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability. Percentage limitations described in this Prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.


                                    Senior Loans. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in Senior Loans. Senior Loans generally hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. This base lending rate is primarily the
                                    London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rate used by commercial lenders. The Senior Loans held by the Fund typically will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the Fund's portfolio managers, over the last 15 years, because of prepayments and refinancings, the average life of a typical Senior Loan has been approximately 18 to 30 months. The Senior Loans in which the Fund will invest are primarily lower grade.


                                        Under normal circumstances, the Fund may
                                    also invest up to 10% of its Managed Assets through purchasing revolving credit facilities, investment grade debtor-in-possession financing, unsecured loans, other floating rate debt securities, such as notes, bonds, and asset-backed securities (such as special purpose trusts investing in bank loans), investment grade loans and fixed-income debt obligations and money market instruments, such as commercial paper. See "The Fund's Investments."


                                        The Fund may also invest up to 10% of
                                    its Managed Assets in Senior Loans and, on limited occasions, equity and debt securities acquired in connection therewith, of firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing, or those same issuers prior to an event of default whose acute operating and/or financial problems have resulted in the markets' valuing their respective
Page 4


                                    securities and debt at sufficiently
                                    discounted prices so as to be yielding,
                                    should they not default, a significant
                                    premium over comparable duration U.S.
                                    Treasury bonds. Investing in the securities and debt of distressed issuers ("Special Situation Investments") involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" or full value. While offering a great potential opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer's ability to continue to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include non-investment grade debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.


                                    Foreign Investments. The Fund may invest up to 15% of its Managed Assets in U.S. dollar-denominated foreign investments, predominantly in developed countries and territories of those countries. But in no case will the Fund invest in debt securities of issuers located in emerging markets. The value of foreign investments is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial, and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than markets in the United States. Foreign investments could also be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

                                    Other Securities. Under normal market
                                    conditions, the Fund will invest at least
                                    80% of its Managed Assets in Senior Loans to meet its investment objective. The Fund does not intend to purchase publicly-traded high yield bonds but may receive such securities as a result of a restructuring of the debt of the issuer or the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer. The Fund may invest the remainder of its assets in other investments and securities of various types. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objective.


Borrowings and
Preferred Shares.................   The Fund intends to use leverage through the
                                    issuance of preferred shares of beneficial interest ("Preferred Shares"), commercial paper or notes and/or borrowing (each a "Leverage Instrument" and collectively, the
                                    "Leverage Instruments") in an aggregate
                                    amount up to 38% of the Fund's Managed
                                    Assets after such issuance and/or borrowing.
                                    The Fund may borrow from banks and other financial institutions. Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. The Fund's leveraging strategy may not be successful. See
                                    "Risks--Leverage Risk." Subject to market conditions, approximately one to three months after completion of this offering, the Fund currently intends to establish a leverage program. Leverage Instruments will have seniority over the Common Shares. The use of Leverage Instruments will leverage your investment in the Common Shares. If the Fund uses Leverage Instruments, associated costs will be borne immediately by Common
                                    Shareholders and result in a reduction of the net asset value of the Common Shares.


                                    There is no guarantee that the Fund's
                                    leverage strategy will be successful. See
                                    "Risks--Leverage Risk." Preferred Shares will pay dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the Leverage Instruments, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher dividends to holders of Common Shares. When leverage is employed, the net asset value and market prices of the Common Shares and the yield to holders of Common Shares will be more volatile.

Distributions....................   The Fund intends to distribute monthly all
                                    or a portion of its net investment income to holders of the Common Shares. It is anticipated that the initial monthly dividend on the Fund's Common Shares will be declared within approximately 45 days after completion of this offering and paid approximately 60 to 90 days after completion of this offering. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in Common Shares through the Fund's Dividend Reinvestment
                                    Plan. See "Dividend Reinvestment Plan."

                                    The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and the Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. See "Distributions" and "Borrowings and Preferred Shares."

Market Price of Shares...........   Common Shares of closed-end funds frequently
                                    trade at a discount to their net asset
                                    value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Fund. See "Use of Proceeds." In addition to net asset value, the market price of the Fund's Common Shares may be affected by such factors as dividend levels, which are in turn affected by expenses, dividend stability, portfolio credit quality, liquidity and market supply and demand. See
                                    "Borrowings and Preferred Shares," "Risks," and "Description of Shares." The Common
                                    Shares are designed primarily for long-term investors and you should not purchase Common
                                    Shares of the Fund if you intend to sell them shortly after purchase.

Special Risk
Considerations...................   RISK IS INHERENT IN ALL INVESTING. THE
                                    FOLLOWING DISCUSSION SUMMARIZES SOME OF THE
                                    RISKS THAT YOU SHOULD CONSIDER BEFORE
                                    DECIDING WHETHER TO INVEST IN THE FUND. FOR
                                    ADDITIONAL INFORMATION ABOUT THE RISKS
                                    ASSOCIATED WITH INVESTING IN
                                    THE FUND, SEE "RISKS."

                                    No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

                                    Credit Risk. The Fund's net asset value and ability to pay dividends is dependent upon the performance of the Fund's Managed Assets. That performance, in turn, is subject to a number of risks, primarily the credit risk of the Fund's underlying assets. Credit risk is the risk of nonpayment of scheduled interest and/or principal payments. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The value of Senior Loans is affected by the creditworthiness of the Borrowers/ issuers and by general economic and specific industry conditions.

                                    Senior Loans. In the event a Borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that Lender. See "The Fund's Investments-- Additional Information Concerning Senior Loans."

                                        Senior Loans generally involve less risk
                                    than unsecured or subordinated debt and
                                    equity instruments of the same issuer
                                    because the payment of principal and
                                    interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the Borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

                                        In the event of the bankruptcy of a
                                    Borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a Senior Loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

                                        The Senior Loans in which the Fund
                                    invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (Ca or lower by Moody's, CC or lower by S& P or comparably rated by another NRSRO). The value of these securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade debt instruments tend to be less liquid than higher grade debt instruments. See "Risks--Credit Risk."

                                        Investment decisions will be based
                                    largely on the credit analysis performed by the Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans may not be rated by any NRSRO. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants, agents or others that invest in, trade in, originate or administer Senior Loans.

                                        Although the resale, or secondary market
                                    for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market.

                                        Senior Loans usually trade in large
                                    denominations (typically $1 million and
                                    higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the Senior Loans in which the Fund invests will be relatively illiquid.

                                        In addition, Senior Loans in which the
                                    Fund invests may require the consent of the Borrower and/or agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell Senior Loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

                                        The Fund will value its Senior Loans
                                    daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value some loans. Market quotations may not be readily available for some Senior Loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of Senior Loans than for securities with a secondary market, because there is less reliable objective data available. In addition, if the Fund purchases a relatively large assignment of a Senior Loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the Senior Loan and reducing its exposure to the Borrower when the Sub-Adviser deems it advisable to do so.

                                    Interest Rate Risk. During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because Senior Loans, the majority of the assets in which the Fund invests, pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund's Senior Loans reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the Senior Loans as a whole. This means that changes to the interest paid on the Senior Loans as a whole will tend to lag behind changes in market rates. See "Risks--Interest Rate Risk."

                                    Changes to Net Asset Value. The Net Asset
                                    Value ("NAV") of the Fund is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the Borrowers on the Senior Loans in which the Fund invests. Changes in market interest rates may also have a moderate impact on the Fund's NAV. Another factor which can affect the Fund's NAV is changes in the pricing obtained for the Fund's assets. See "Net Asset Value."

                                    Discount From or Premium to Net Asset Value.
                                    Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. The possibility that the Common Shares of the Fund trade at a discount from NAV is a risk separate and distinct from the risk that the Fund's NAV may decrease.


                                    Leverage Risk. The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the preferred shares and any borrowings). However, the Fund intends, under normal circumstances, to utilize leverage in an amount up to 38% of the Fund's Managed Assets. Borrowings and the issuance of preferred shares are referred to in this Prospectus collectively as "leverage." The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:


                                    o the likelihood of greater volatility of
                                      NAV and market price of the Common Shares than a comparable portfolio without leverage;

                                    o the risk that fluctuations in interest
                                      rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

                                    o the effect of leverage in a declining
                                      market, which is likely to cause a greater decline in the NAV of the Common Shares than if the fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

                                    o when the Fund uses financial leverage, the
                                      investment advisory fee payable to the
                                      Adviser and Sub-Adviser will be higher
                                      than if the Fund did not use leverage.

                                        The Sub-Adviser, in its judgment,
                                    nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

                                    Anti-Takeover Provisions. The Fund's
                                    Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks-- Anti-Takeover Provisions."

                                    Certain Other Risks. An investment in the
                                    Fund is subject to certain other risks
                                    described in the "Risks" section of this Prospectus.

                            SUMMARY OF FUND EXPENSES


     The following table assumes the issuance of Preferred Shares or the use of other Leverage Instruments in an amount equal to 38% of the Fund's Managed Assets (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares.


Shareholder Transaction Expenses:
---------------------------------
Sales Load Paid by You (as a percentage of offering price) ............................................    4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1).............................    0.20%
Dividend Reinvestment Plan Fees........................................................................    None(2)
Preferred Shares and Other Leverage Instruments Offering Expenses (borne by the Common Shareholders)...    ___%


                                                                                 Percentage of Net Assets Attributable
                                                                                  to Common Shares (Assumes Preferred
                                                                                      Shares Are Issued or Other
                                                                                   Leverage Instruments Are Used)(3)
                                                                                 -------------------------------------
Annual Expenses:
----------------
Management Fees(4) ..............................................................................       %(5)
Other Expenses...................................................................................       %(6) (7)
                                                                                                    -----
Total Annual Expenses............................................................................       %
                                                                                                    -----
Fee and Expense Reimbursement (Years 1 and 2)....................................................       %
                                                                                                    -----
     Total Net Annual Expenses (8)...............................................................       %
                                                                                                     ====
_____________________

(1) The Adviser and Sub-Adviser have contractually agreed to pay (i) all organizational expenses of the Fund and (ii) all offering costs (other than sales load) that exceed $0.04 per Common Share.
(2) You will pay brokerage charges if you direct ____________, as agent for the Common Shareholders (the "Plan Agent"), to sell your Common Shares held in a dividend reinvestment account.
(3) The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to Common Shares. This table assumes the Fund is the same size as in the table above, but unlike the table above, assumes that no Preferred Shares are issued and no other leverage is used. This will be the case, for instance, prior to the Fund's expected issuance of Preferred Shares or the use of other Leverage Instruments. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                                      Percentage of Net Assets
                                                       Attributable to Common
                                                      Shares (Assumes Preferred
                                                      Shares Are Issued or Other
                                                         Leverage Instruments
                                                            Are Used)(3)
                                                      --------------------------
     Annual Expenses:
     ----------------
     Management Fees.............................................   1.05%(9)
     Other Expenses..............................................   0.30%(10)
                                                                    -----
     Total Annual Expenses.......................................   1.35%
                                                                    -----
     Fee and Expense Reimbursement (Years 1 and 2)...............   0.20%
                                                                    -----
          Total Net Annual Expenses (8)..........................   1.15%
                                                                    =====
________________
(4)  Represents the aggregate fee payable to the Adviser.
(5) Assumes the average weekly value of the Fund's Managed Assets (calculated monthly) is less than or equal to $500 million. If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $500 million the management fee is ___%.
(6) Assumes the average weekly value of the Fund's Managed Assets (calculated monthly) is less than or equal to $500 million. If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $500 million other fees are ___%.
(7) If the Fund uses Leverage Instruments, costs of that offering, estimated to be approximately ____% of the total dollar amount of the Leverage Instrument offering, will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of Leverage Instruments in an amount equal to 38% of the Fund's capital (after their issuance), these offering costs are estimated to be approximately $________ or $________ per common share (____% of the offering price). These offering costs are not included among the expenses shown in this table.

Page 11


(8) The Adviser and the Sub-Adviser have agreed to reimburse the Fund for fees and expenses through ______, 2005 in an amount of ___% of Managed Assets for the first $500 million of Managed Assets and ___% of Managed Assets for any amount of Managed Assets in excess of $500 million .
(9) Assumes the average weekly value of the Fund's Managed Assets (calculated monthly) is less than or equal to $500 million. If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $500 million the management fee is ___%.
(10) Assumes the average weekly value of the Fund's Managed Assets (calculated monthly) is less than or equal to $500 million. If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $500 million other fees are ___%.


     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Net Annual Expenses" are based on estimated amounts for the Fund's first full year of operations and assume that the Fund issues $150 million worth of Common Shares. If the Fund issues fewer Common Shares, all things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

     The following example illustrates the expenses (including the sales load of $____, estimated offering expenses of this offering of $____ and the estimated offering costs of issuing Leverage Instruments assuming the Fund issues Leverage Instruments representing 38% of the Fund's capital (after their issuance) of $____) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of [___%] of net assets attributable to Common Shares in years 1 through 10 and (2) a 5% annual return(1):


    1 Year            3 Years          5 Years           10 Years
    -------           --------         ---------         ---------
    $                 $                 $                $
__________________
(1) The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

     The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund was initially organized as a Delaware statutory trust on May 13, 2003, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware and reorganized on August 8, 2003 as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and its telephone number is (630) 241-4141. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See "Risks."

                                 USE OF PROCEEDS

     The net proceeds to the offering of Common Shares will be approximately $_______ ($________ if the underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. The Adviser and Sub-Adviser have agreed to pay (i) all organizational expenses and
(ii) all offering costs (other than sales load) that exceed $0.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. We currently anticipate that the Fund will be able to invest primarily in Senior Loans that meet the Fund's investment objective and policies within approximately three to six months after completion of the offering. Pending investment in Senior Loans that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in high quality, short-term fixed income securities and money market securities.

                             THE FUND'S INVESTMENTS

Investment Objective and Process


     The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of Senior Loans. Under normal conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. There can be no assurance that the Fund will achieve its investment objective.

     Corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund's NAV. There can be no assurance that the liquidation of collateral securing a Senior Loan or bond, if any, would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of a bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a corporate debt obligation. To the extent that a corporate debt obligation is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of a bankruptcy of a Borrower. Some corporate debt obligations, including Senior Loans, are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such corporate debt obligations to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders, including, in certain circumstances, invalidating such corporate debt obligations or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.
     The Fund may invest in corporate debt obligations which are not rated by an NRSRO, are not registered with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. In evaluating the creditworthiness of corporate debt obligors, the Sub-Adviser will consider, and may rely in part on, analyses performed by others. The corporate debt obligations in which the Fund will invest will be lower grade debt instruments. Lower grade debt instruments are rated Ba1 or lower by Moody's, BB+ or lower by S&P or comparably rated by another NRSRO. In the event corporate debt obligations are not rated, they are likely to be the equivalent of lower grade quality. Debt instruments which are unsecured and lower grade are viewed by the NRSROs as having speculative characteristics and are commonly referred to as "junk bonds". A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the SAI. The Sub-Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.
     No active trading market may exist for some corporate debt obligations in which the Fund will invest and some of those debt obligations may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's NAV.
     When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's NAV will vary, the Fund's management expects that investing a significant portion of the Fund's Managed Assets in Senior Loans will reduce fluctuations in NAV as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV. Other economic factors (such as a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that can reduce liquidity) can also adversely impact the markets for debt obligations. Ratings downgrades of holdings or their issuers will generally reduce the value of such holdings.
     The Fund may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Senior Loan Characteristics


     Senior Loans are loans that typically are made to business Borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases and to finance internal growth. Senior Loans generally hold the most senior position in the capital structure of a Borrower and are usually secured by liens on the assets of the Borrowers, including tangible assets such as cash, accounts receivable, inventory, real estate, property, plant and equipment, common and/or preferred stock of subsidiaries and other companies, and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Fund may also receive guarantees as a form of collateral.

     By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a Borrower's collateral if the Borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
     Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 4.00% and the Borrower were paying a fixed spread of 3.00%, the total interest rate paid by the Borrower would be 7.00%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. The fixed spread over the base rate on a Senior Loan typically does not change.
     Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the Borrower the ability to choose how often the base rate for the loan will change. Such periods can range from one day to one year, with most Borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, Borrowers will tend to choose longer reset periods, and during periods of declining interest rates, Borrowers will tend to choose shorter reset periods.
     Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for on-going administration of a Senior Loan. Agents are typically paid fees by the Borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.
     Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in NAV.
     The Fund acquires Senior Loans from lenders such as banks, insurance companies, finance companies, other investment companies and private investment funds. The Fund may also acquire Senior Loans from U.S. branches of foreign banks that are regulated by the Federal Reserve System or appropriate state regulatory authorities.
     Senior Loans that the Fund may acquire include participation interests in lease financings (Lease Participations) where the collateral quality, credit quality of the Borrower and the likelihood of payback are believed by the Sub-Adviser to be the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to a benchmark indicator of prevailing interest rates, such as LIBOR or the Prime Rate.

Additional Information Concerning Senior Loans

     The Fund's investments in Senior Loans may take one of several forms including: acting as one of the group of lenders originating a Senior Loan, purchasing an assignment of a portion of a Senior Loan from a third party, or acquiring a participation in a Senior Loan. When the Fund is a member of the originating syndicate for a Senior Loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a Senior Loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a Senior Loan only if the agent is determined by the Sub-Adviser to be creditworthy.
     Except for rating agency guidelines imposed on the Fund's portfolio while it has outstanding Preferred Shares, there is no minimum rating or other independent evaluation of a Borrower limiting the Fund's investments and most Senior Loans that the Fund may acquire, if rated, will be rated lower grade, meaning below investment grade quality. See "Risks--Credit Risk."
     Original Lender. When the Fund is one of the original lenders, it will have a direct contractual relationship with the Borrower and can enforce compliance by the Borrower with terms of the loan agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the loan agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of, or increasing the time for payment of interest on, or repayment of principal of, a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.
     Assignments. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.
     Participations. The Fund may also invest in participations in Senior Loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender's portion of a Senior Loan typically means that the Fund has a contractual relationship only with the lender, not with the Borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the Borrower.
     With a participation, the Fund will have no rights to enforce compliance by the Borrower with the terms of the loan agreement or any rights with respect to any funds acquired by other lenders through set-off against the Borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan because it may be treated as a general creditor of the lender instead of the Borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the Borrower and the lender selling the participation.
     In the event of a bankruptcy or insolvency of a Borrower, the obligation of the Borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such Borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a Senior Loan will be deemed to be a Senior Loan for the purposes of the Fund's investment objective and policies.
     Senior Loan Market. The market for Senior Loans in which the Fund will invest surpassed the $1 trillion mark in 2002, and has grown at a 28% compound annual growth rate over the last nine years. New issue volume has exceeded $200 billion for each of the last five years. According to Standard & Poor's Leverage Commentary and Data, over the last eight years, the investor base in Senior Loans has changed dramatically, with foreign and domestic banks moving from a combined 60% market share in 1995 to a combined 30% market share at year end 2002, while institutional investors, including mutual funds, hedge funds, collateralized debt obligations, insurance companies, and pension, endowment, and foundation investors collectively moved from a 25% market share to a 75% market share over the same period. According to Loan Pricing Corporation, Securities Data Corp., the entrance of new investors has helped create an active trading market in Senior Loans with approximately $120 billion in Senior Loan trades having been executed in both 2001 and 2002. The growth in the market could continue to result in improved liquidity for Senior Loans over time.

                         BORROWINGS AND PREFERRED SHARES


     The Fund anticipates that under current market conditions it will issue Leverage Instruments representing no more than 38% of its Managed Assets immediately after the issuance of the Leverage Instruments. If as a result of market conditions, or any other reason, the Fund does not issue Preferred Shares, the Fund will limit its borrowing to 33-1/3% of its Managed Assets. The Leverage Instruments would have complete priority upon distribution of assets over Common Shares. The issuance of Leverage Instruments would leverage the Common Shares. Although the timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any Leverage Instrument offering in Senior Loans consistent with the Fund's Investment Objective and Policies. If Preferred Shares are issued they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.
     Leverage creates risk for holders of the Common Shares, including the likelihood of greater volatility of NAV and market price of the shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred stock may affect the return to the holders of the shares or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to Common Shareholders. Because the income earned on Senior Loans will float with changes in interest rates, the Sub-Adviser expects that even in an increasing interest rate environment, the Fund will be able to earn more on its Senior Loan investments than the cost of its leverage. The fees paid to the Adviser and Sub-Adviser will be calculated on the basis of the Managed Assets including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing financial leverage, the investment advisory fee payable to the Adviser and Sub-Adviser will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks--Leverage Risk."
     The Fund's Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940
Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.
     The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.
     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.
     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Effects of Leverage


     Assuming that the Leverage Instruments will represent approximately 38% of the Fund's capital and pay dividends or interest at an annual average rate of [__%], the income generated by the Fund's portfolio (net of estimated expenses) must exceed [___%] in order to cover the dividend or interest payments specifically related to the Leverage Instruments. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is furnished in response to requirements of the Securities and Exchange Commission.
     It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

     The table further reflects the issuance of Leverage Instruments representing 38% of the Fund's capital, net of expenses, and the Fund's currently projected annual Preferred Share dividend or other leverage interest rate of [__%].

 Assumed Portfolio Total Return (Net of Expenses).. (10)%  (5)%   0%   5%   10%
 Common Share Total Return ........................  (_)%  (_)%  (_)%    %     %


     Common Share total return is composed of two elements-the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those bonds.


                                      RISKS

     RISK IS INHERENT IN ALL INVESTING. THE FOLLOWING DISCUSSION SUMMARIZES SOME OF THE RISKS THAT YOU SHOULD CONSIDER BEFORE DECIDING WHETHER TO INVEST IN THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, SEE "ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS" IN THE SAI.
     No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no operating history.
     Performance. The Fund's ability to pay dividends and repurchase its Common Shares is dependent upon the performance of the Fund's Managed Assets. That performance, in turn, is subject to a number of risks, chief among which is credit risk on the underlying assets.
     Credit Risk. The Fund's ability to pay dividends is dependent upon the performance of the Fund's Managed Assets. That performance, in turn, is subject to a number of risks, primarily the credit risk of the Fund's underlying assets. Credit risk is the risk of nonpayment of scheduled interest and/or principal payments. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The value of Senior Loans is affected by the creditworthiness of Borrowers/issuers and by general economic and specific industry conditions.
     Senior Loans. In the event a Borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the NAV of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that Lender. See "The Fund's Investments--Additional Information Concerning Senior Loans."
     Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal of and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the Borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.
     In the event of the bankruptcy of a Borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a Senior Loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.
     The Senior Loans in which the Fund invests are generally lower grade (i.e., rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or comparably rated by another NRSRO) or unrated but determined to be of comparable credit quality as lower grade debt instruments. Investment decisions will be based largely on the credit analysis performed by the Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans may not be rated by any NRSRO. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.
     Lower Grade Debt Instruments. Investing in lower grade debt instruments involves additional risks than investment-grade debt instruments. Lower grade debt instruments are securities rated Ba1 or lower by Moody's or BB+ or lower by S&P, comparably rated by another NRSRO or, if unrated, of comparable credit quality. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (Ca or lower by Moody's, CC or lower by S&P or comparably rated by another NRSRO). Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.
     Lower grade debt instruments carry particular market risks and may experience greater volatility in market value than investment grade debt instruments. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rate and other factors difficult to predict, causing their value to be highly volatile. The secondary market for lower grade debt instruments may be less liquid than the markets for higher quality debt instruments, and this may have an adverse effect on the market value of certain securities.
     Lower grade debt instruments face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.
     The Fund could lose money if the issuer of a debt instrument is unable to meet its financial obligations or goes bankrupt. The Fund may be subject to more credit risk than other income funds because it invests in lower grade debt instruments, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.
     The value of a lower grade debt instrument may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt instruments with shorter durations.
     Lower grade debt instruments may be less liquid than higher quality instruments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.
     Interest Rate Risk. During normal market conditions, changes in market interest rates will affect the Fund. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because Senior Loans, the majority of the assets in which the Fund invests, pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Senior Loans reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the Senior Loans. This means that changes to the interest paid on the Senior Loans as a whole will tend to lag behind changes in market rates.
     The value of a Senior Loan is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular Senior Loan, given its individual credit and other characteristics. If market interest rates change, a Senior Loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the Senior Loans in which the Fund invests will have a weighted average reset period that is typically less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.
     To the extent that changes in total rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on Senior Loans of the type and quality in which the Fund invests, the Fund's NAV could also be adversely affected. Again, this is because the value of a Senior Loan in the Fund is partially a function of whether it is paying what the market perceives to be an appropriate total rate of interest for the particular Senior Loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan's value based on changes in the market spread on Senior Loans held by the Fund may be of longer duration.
     Changes to Net Asset Value. The NAV of the Fund is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the Borrowers on the Senior Loans the Fund acquires. See "Credit Risk" above. Changes in market interest rates may also have a moderate impact on the Fund's NAV. See "Interest Rate Risk" above. Another factor which can affect the Fund's NAV is changes in the pricing obtained for the Fund's assets. See "Net Asset Value."
     Discount From or Premium to Net Asset Value. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities and investments owned by the Fund. The value of these securities and investments, like other market investments, may move up or down, sometimes rapidly and unpredictably, sometimes due to market factors that may be unrelated to the Fund's securities and investments. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. In addition, shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. The possibility that the Common Shares of the Fund trade at a discount from NAV is a risk separate and distinct from the risk that the Fund's NAV may decrease.
     Leverage Risk. The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue preferred shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the preferred shares and any borrowings). However, the Fund intends, under normal circumstances, to utilize leverage in an amount up to 38% of the Fund's Managed Assets. Borrowings and the issuance of preferred shares are referred to in this Prospectus collectively as "leverage." Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:
       o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;
       o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.
       o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

       o when the Fund uses financial leverage, the investment advisory fee payable to the Adviser and the Sub-Advisor's fee will be higher than if the Fund did not use leverage.
       o The Sub-Adviser, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

     The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares unless at the time thereof, the Fund meets certain asset coverage requirements and no event of default exits under any leverage borrowing program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell Senior Loans and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.
     Restrictive Covenants and 1940 Act Restrictions. With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for their respective type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue preferred shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders;
(vii) engage in any business other than the business currently engaged in;
(viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its ERISA affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code or ERISA. In addition, the Credit Agreements will not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.
     Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreement will limit the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares unless the Fund complies with the Credit Agreement's 300% asset coverage test. In addition, the Credit Agreement will not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreement has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreement's 300% asset coverage test set forth in the Credit Agreement.
     Secondary Market for the Fund's Shares. The issuance of Common Shares through the Fund's Shareholder Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of Fund's outstanding Common Shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for Common Shares of the Fund. Common Shares will not be issued pursuant to the Shareholder Dividend Reinvestment Plan at any time when Common Shares are trading at a lower price than the Fund's NAV per common share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares of the Fund that may be sold through private transactions effected on the AMEX or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.
     Limited Secondary Market for Senior Loans. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market.
     Senior Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the Senior Loans in which the Fund invests will be relatively illiquid.
     In addition, Senior Loans in which the Fund invests may require the consent of the Borrower and/or agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell Senior Loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
     The Fund will value its Senior Loans daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value loans. Market quotations may not be readily available for some Senior Loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of Senior Loans than for securities with a secondary market, because there is less reliable objective data available. In addition, if the Fund purchases a relatively large assignment of a Senior Loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the Senior Loan and reducing its exposure to the Borrower when the Sub-Adviser deems it advisable to do so.
     Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 33-1/3% of Managed Assets to broker-dealers, major banks, or other recognized domestic institutional Borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should the Borrower default or fail financially, The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.
     Demand for Senior Loans. Although the volume of Senior Loans has increased in recent years, demand for Senior Loans has also grown. An increase in demand may benefit the Fund by providing increased liquidity for Senior Loans, but may also adversely affect the rate of interest payable on Senior Loans acquired by the Fund, the price of Senior Loans acquired in the secondary markets and the rights provided to the Fund under the terms of the Senior Loan.
     Unsecured Loans and Subordinated Loans. The Fund may invest up to 10% of its Managed Assets, measured at the time of investment, in unsecured Senior Loans, subordinated loans or a subordinated portion of a Senior Loan. Unsecured Senior Loans and subordinated loans share the same credit risks as those discussed above under "Credit Risk on Senior Loans" except that unsecured Senior Loans are not secured by an collateral of the Borrower and subordinated loans are not the most senior debt in a Borrower's capital structure. Unsecured Senior Loans do not enjoy the security associated with collateralization and may pose a greater risk of non-payment of interest or loss of principal than do secured Senior Loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans and subordinated portions of Senior Loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the Borrower's assets are insufficient to meet its obligations to its creditors.
     Short-Term Debt Securities. The Fund may invest in short-term debt securities. Short-term debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.
     Because short-term debt securities pay interest at a fixed rate, when interest rates decline, the value of the Fund's short-term debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.
     Investments in Equity Securities Incidental to Investment in Senior Loans. The Fund may also acquire equity securities as an incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund may frequently possess material non-public information about a Borrower as a result of its ownership of a Senior Loan to such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.
     Illiquid Investments. The Fund may invest without limit in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities and investments. Illiquid securities are also more difficult to value and the Sub-Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.
     Foreign Securities and Investments. The Fund may invest up to 15% of its Managed Assets in U.S. dollar-denominated foreign securities, predominately in developed countries. But in no case will the Fund invest in debt securities of issuers located in emerging markets. Investments in non-U.S. issuers may involve unique risks comparable to investing in securities and investments of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging markets issuers. These risks may include:
       o less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;
       o many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Sub-Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable;
       o an adverse effect of currency exchange rates or controls on the value of the Fund's investments;
       o the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
       o economic, political, and social developments may adversely affect the securities markets; and
       o withholding and other non-U.S. taxes may decrease the Fund's return. Management Risk. The Sub-Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. In addition, although certain members of the investment team at the Sub-Adviser have experience in managing a registered investment company, the Sub-Adviser, as an entity, has not previously served as an investment adviser to a registered investment company.

     Strategic Transactions. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including credit default swaps, credit-linked notes, interest rate options, futures, swaps, caps, floors, and collars and other derivative transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements and income losses from unfavorable market movements.
     Market Event Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.
     Anti-Takeover Provisions. The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

                             MANAGEMENT OF THE FUND

Trustees and Officers

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Adviser and the Sub-Adviser. There are five trustees of the Fund, one of whom are "interested persons" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Adviser

     First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund and is responsible for selecting and supervising the Fund's Sub-Adviser. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $8.1 billion in assets which it managed or supervised as of May 30, 2003.
     First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.
     First Trust Advisors, a registered investment adviser, is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.
     For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI.

Sub-Adviser


     Four Corners Capital Management, LLC, 633 W. Fifth Street, 49th Floor, Los Angeles, CA 90071, serves as the investment sub-adviser to the Fund. In this capacity, the Sub-Adviser is responsible for the selection and ongoing monitoring of the assets in the Fund's investment portfolio. The Sub-Adviser specializes in managing portfolios of Senior Loans and structured finance assets. The Sub-Adviser's expertise is particularly suited to the Fund's focus on Senior Loans. The Sub-Adviser was founded in September 2001 by Macquarie Holdings (USA), Inc., an affiliate of Macquarie Bank Limited ("MBL") of Australia, and Michael McAdams, the Sub-Adviser's President and Chief Investment Officer. See the SAI under "Sub-Adviser."
     The Sub-Adviser believes that a rigorous investment process based on in-depth credit analysis and market experience, applied consistently and deliberately, results in superior investment performance. In addition to the Sub-Adviser's emphasis on "bottom-up" in-depth credit analysis, "top-down" macro economic analysis is formalized and integrated into the investment process. The Sub-Adviser's investment process focuses on risk minimization through an emphasis on diversification, sell discipline, and objectivity and employs systematic and quantitative analysis of default probabilities and collateral valuation in sizing positions and constructing portfolios.
     The Sub-Adviser is owned 66.67% by MBL through a subsidiary and 33.33% by the senior management of the Sub-Adviser. MBL is a licensed Australian investment bank based in Sydney, Australia and listed on the Australian Stock Exchange. MBL is not licensed to conduct banking business in the United States.

     In Australasia, MBL provides a full range of investment, financial market and advisory products and services. Internationally, MBL and its worldwide affiliates provide specialized financial services in select markets. MBL and its worldwide affiliates are located internationally in 16 countries and have approximately 4,700 staff. As of March 31, 2003, MBL and its worldwide affiliates had over US$16 billion in assets under management. Four of MBL's funds are listed on the Australian Stock Exchange, and have a total capitalization of approximately US$5.0 billion as of March 31, 2003.

     Day-to-day operations and execution of specific investment strategies are the responsibility of the Sub-Adviser. Michael P. McAdams is the President and Chief Investment Officer of the Sub-Adviser and will be co-Portfolio Manager of the Fund. Robert I. Bernstein is the Managing Director and Chief Credit Officer of the Sub-Adviser and will be co-Portfolio Manager of the Fund. Messrs. McAdams and Bernstein will be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. McAdams has been involved with the management of portfolios of Senior Loans since 1982. In 1988 he established, and from 1988 until 1995, he was the founding portfolio manager for Pilgrim Prime Rate Trust, the first investment company which invested primarily in Senior Loans. The principals of the Sub-Adviser have been active in the management of portfolios of Senior Loans since 1988. Immediately prior to establishing the Sub-Adviser, Michael McAdams was Chief Executive Officer of ING Capital Advisers, LLC, an institutional asset manager with approximately $7 billion in senior loan and high yield bond portfolios under management. In 1995, Mr. McAdams was a founding board member of the Loan Syndication and Trading Association ("LSTA"), the senior loan industry's trade group. Mr. McAdams has served as Chairman (2001) and Vice Chairman (2002) of the LSTA and was the first person from the investment side of the industry to serve in any of those capacities. Today, he remains a Director and is a member of the LSTA's Mark-to-Market Policy Committee. Mr. Bernstein's involvement with Senior Loans began in 1986, and he has been actively involved in the Senior Loan market for over 12 years. Prior to joining the Sub-Adviser in November 2001, Mr. Bernstein was most recently a General Partner of The Yucaipa Companies, a Los Angeles-based private equity investment firm. Mr. Bernstein worked at Yucaipa from 1995 to 2000. While at Yucaipa, Mr. Bernstein completed more than $4 billion of Senior Loan and high yield bond financings and private equity investments. He also served on the boards of three companies, all of which were issuers of Senior Loans and high yield bonds. Previously with Bankers Trust Leverage Finance Group, Mr. Bernstein arranged senior loan and high yield bond financing for financial sponsors and corporate issuers. The Sub-Adviser has not previously served as an investment sub-adviser to a registered investment company.


Investment Management Agreement

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Adviser of 1.05% of Managed Assets.
     For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average weekly gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares). The Fund will also reimburse the Adviser for certain expenses the Adviser incurs in connection with performing certain non-advisory services for the Fund, such as supervising the Fund's administration and other third-party service providers to the Fund.
     In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its trustees (other than those affiliated with the Adviser and the Servicing Agent), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing, and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
     The Sub-Adviser receives a portfolio management fee according to the following schedule. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee:

               Managed Assets                   Annual Fee
               -------------------              ----------
               Up to $500 million               0.70%
               Over $500 million                0.75%

     Both the Adviser and the Sub-Adviser have agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. In addition, both parties have committed to reimburse the Fund for fees and expenses through _______, 2005 as set forth in "Summary of Fund Expenses."
     Because the fee paid to the Adviser and Sub-Adviser will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Adviser's and Sub-Adviser's fees from the Fund will be higher (and the Adviser and Sub-Adviser will be benefited to that extent) when leverage is utilized.

                                 NET ASSET VALUE

     The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the AMEX (normally 4:00 p.m. eastern time) on each day the AMEX is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.
     The assets in the Fund's portfolio will be valued daily in accordance with Valuation Procedures adopted by the Board of Trustees. The Sub-Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties, including wide surveys of market participants when and as available, actual trade data, and/or other indicative price levels. In the event that market quotations are not readily available or are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect net asset value, the Sub-Adviser may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by Valuation Procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.
     Senior Loans. The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having substantially grown in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. For further information, see "Risks--Limited Secondary Market for Senior Loans."
     Typically Senior Loans are valued at the most recent actual trade, if it is known and not outdated, or at the mean of the bona fide indicative bids. Senior Loans for which current indications are not readily available will be valued at a fair value as determined in good faith under procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair value pricing procedures will include use of wide surveys of market participants when and as available, pricing matrices and other information and analyses, including credit considerations considered relevant by the Sub-Adviser, to determine valuations.
     When applicable, fair value is determined by the Sub-Adviser and monitored by the Fund's Board of Trustees. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:
       o the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity, and in the case of a Senior Loan, base lending rate, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's/issuer's debt structure;
       o the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral;
       o the creditworthiness of the Borrower/issuer and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the Borrower's/ issuer's business, cash flows, capital structure and future prospects;
       o information relating to the market for other securities of the Borrower/issuer or the market environment and investor attitudes towards the securities of the Borrower/issuer or similar Borrowers/issuers;
       o the reputation and financial condition of the agent, underwriter, controlling or significant shareholders or the existence of holders of significant portions of the issuers' securities or Senior Loans, as well as any intermediate participants, if any, in the Senior Loans;
       o the Borrower's/issuer's management; and
       o the general economic and market conditions affecting the fair value of the Senior Loan.
     Other Securities. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sale price (NASDAQ Official Closing Price for NASDAQ National Market Securities) on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Valuation of short-term cash equivalent investments will be at amortized cost.

                                  DISTRIBUTIONS

     The Fund intends to distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Fund. It is expected that the initial monthly dividend on the Fund's Common Shares will be declared approximately 45 days, and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. The Fund expects that all or a portion of any capital gain will be distributed at least annually.
     Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's NAV, and, correspondingly, distributions from undistributed income will deduct from the Fund's NAV. Shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                           DIVIDEND REINVESTMENT PLAN

     If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan, unless you elect to receive cash distributions, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by the Plan Agent, __________, in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by __________, as dividend paying agent.
     If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
     (1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.
     (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the AMEX or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at that time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
     You may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
     The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
     There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
     Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."
     If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.
     The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from
_________________________________________________________________.

                              DESCRIPTION OF SHARES

Common Shares

     The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting.

     The Common Shares are expected to be listed on the American Stock Exchange. The trading or "ticker" symbol of the Common Shares is "FCM." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Adviser and Sub-Adviser have agreed to pay (i) all organizational expenses and (ii) all offering costs (other than sales load) that exceed $0.04 per Common Share. See "Use of Proceeds."
     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Preferred Shares

     The Declaration provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued.

     The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently intends to issue Leverage Instruments, which may include Preferred Shares, representing up to 38% of the Fund's Managed Assets immediately after the Leverage Instruments are issued. The Board of Trustees also reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.
      Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Common Shares as a single class.
     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration. The Board of Trustees, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.
     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Generally, the Declaration requires a vote by holders of at least two-thirds of the Common Shares, except as described below and in the Declaration, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction);
(3) a sale, lease or exchange of all or substantially all of the Fund's assets

(other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration) is a party to the transaction. However, with respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (a "Majority Shareholder Vote"), is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares outstanding and entitled to vote. See the SAI under "Certain Provisions in the Declaration of Trust."
     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.
     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

                            CLOSED-END FUND STRUCTURE

     The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.
     Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal stock exchange on which the Common Shares are traded.

     Conversion to Open-Ended Fund. The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or any agreement between the Fund and any national securities exchange. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. In the event of conversion, the Common Shares would cease to be listed on the American Stock Exchange or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                   TAX MATTERS


     The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.
     This section and the discussion in the Statement of Additional Information summarize some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in the Fund.
     Fund Status. The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
     Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, but, as further discussed below, if the Fund holds equity securities, under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income distributions received from the Fund may be taxed at new tax rates equal to those applicable to net capital gains. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
     Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.
     If You Sell Shares. If you sell your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your Common Shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
     Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends. Under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003. For periods not covered by the Tax Act, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for net capital gains from most property acquired after December 31, 2000, with a holding period of more than five years.
     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.
     Pursuant to the Tax Act, if the Fund holds equity securities, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates.
     Deductibility of Fund Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.
     Foreign Tax Credit. If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

                                  UNDERWRITING

     The underwriters named below (the "Underwriters"), acting through Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, and [ ], as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund, the Adviser and the Sub-Adviser (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth below opposite their respective names.

                                                                   Number of
         Underwriter                                             Common Stock
         ------------                                            ------------
         Raymond James & Associates, Inc........................




              Total.............................................  =========

     The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent accountants. The nature of the Underwriters' obligation is such that they are committed to purchase all Common Shares offered hereby if any of the Common Shares are purchased.
     The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of [ ] additional Common Shares to cover over-allotments, if any, at the public offering price, less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.
     The Representatives have advised the Fund that the Underwriters propose to offer some of the Common Shares directly to investors at the offering price of $[ ] per Common Share, and may offer some of the Common Shares to certain dealers at the offering price less a concession not in excess of $[ ] per Common Share, and such dealers may reallow a concession not in excess of $[ ] per Common Share on sales to certain other dealers. The Fund has agreed to pay the Underwriters up to $[ ] in reimbursement of their expenses. The Common Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.
      The Adviser (and not the Fund) has also agreed to pay to Raymond James & Associates, Inc. and certain other underwriters a fee at an aggregate annual rate equal to [ ]% of the Fund's average daily Managed Assets. The fee will be divided among certain underwriters in proportion to the number of Common Shares sold by each of them in this offering. The fee will be payable in arrears at the end of each calendar quarter during the continuance of the investment management agreement or other advisory agreement between the Adviser and the Fund. The total amount of the fee payments to Raymond James & Associates, Inc. and to other underwriters, plus the amounts paid by the Fund to reimburse certain underwriter legal expenses, will not exceed 4.5% of the total price to the public of the Common Shares offered hereby; [provided, that in determining when the maximum amount has been paid, the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. The underwriters that will receive these fees have agreed to provide certain after-market services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.]

     The Fund intends to seek listing on the AMEX under the symbol "FCM." Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives.

     The Fund, the Adviser and the Sub-Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.
     The Fund has agreed not to offer or sell any additional Common Shares of the Fund, other than as contemplated by this prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.
     The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters.
     Until the distribution of Common Shares is completed, rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Common Shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Common Shares. Such transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the Common Shares while the offering is in progress.
     The Underwriters also may impose a penalty bid. This occurs when a particular Underwriter repays to the other Underwriters all or a portion of the underwriting discount received by it because the Representatives have repurchased shares sold by or for the account of such Underwriter in stabilizing or short covering transactions.
     These activities by the Underwriters may stabilize, maintain or otherwise affect the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the Underwriters without notice at any time. These transactions may be effected on the AMEX, or otherwise.

                   ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

     The custodian of the assets of the Fund is _______________________________ ("Custodian"), ________________________________. The Fund's transfer, shareholder services and dividend paying agent is _________________________, _____________________________________________________. Pursuant to an
Administration and Accounting Services Agreement, ____________________ also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent public accountant providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay _____________ an annual fee, calculated daily and payable on a monthly basis, of [___%] of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Massachusetts), Boston, Massachusetts. Chapman and Cutler LLP and Skadden, Arps, Slate, Meagher & Flom (Massachusetts) may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                        Page
The Fund...............................................................  S-1
Use of Proceeds........................................................  S-1
Investment Objective...................................................  S-1
Investment Restrictions................................................  S-2
Additional Information About the Fund's Investments....................  S-4
Management of the Fund................................................. S-20
Adviser................................................................ S-24
Sub-Adviser............................................................ S-27
Portfolio Transactions................................................. S-28
Net Asset Value........................................................ S-29
Tax Matters............................................................ S-31
Performance Related and Comparative Information........................ S-35
Experts................................................................ S-46
Additional Information................................................. S-46
Report of Independent Auditors......................................... S-47
Financial Statements................................................... S-48
Appendix A.............................................................  A-1

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Page 37





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Page 38





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Page 39


YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER ONLY.

                    TABLE OF CONTENTS
                TABLE OF CONTENTS

                                                   Page
Prospectus Summary................................    3
   Fund...........................................    3
     The Offering.................................    3
     Investment Objective and Policies............    3
     Borrowings and Preferred Shares..............    5
     Distributions................................    6
     Market Price of Shares.......................    6
     Special Risk Considerations..................    7
Summary of Fund Expenses .........................   11
The Fund .........................................   12
Use of Proceeds ..................................   12
The Fund's Investments ...........................   13
   Investment Objective and Process...............   13
     Senior Loan Characteristics..................   14
     Additional Information Concerning Senior
        Loans.....................................   15
Borrowings and Preferred Shares...................   16
   Effects of Leverage............................   17
Risks ............................................   18
Management of the Fund ...........................   24
   Trustees and Officers..........................   24
     Investment Adviser...........................   24
     Sub-Adviser..................................   24
     Investment Management Agreement..............   25
Net Asset Value ..................................   26
Distributions ....................................   27
Dividend Reinvestment Plan .......................   28
Description of Shares ............................   29
   Common Shares..................................   29
     Preferred Shares.............................   29
Certain Provisions in the Declaration of Trust ...   30
Closed-End Fund Structure.........................   31
Tax Matters.......................................   32
Underwriting .....................................   34
Administrator, Custodian and Transfer Agent ......   35
Legal Opinions ...................................   35
Table of Contents for the Statement of
   Additional Information ........................   36


                                         Shares

                            First Trust/Four Corners
                              Senior Floating Rate
                                   Income Fund

                                  Common Shares

                                   ----------
                                   PROSPECTUS
                                   ----------







                                  RAYMOND JAMES








                                ___________, 2003


Page 40






THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION -- DATED AUGUST 15, 2003
           FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                       STATEMENT OF ADDITIONAL INFORMATION


         First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") is a newly organized, closed-end, diversified management investment company. The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors. The Fund is designed for investors who want the potential to benefit from a rising interest rate environment. Senior Loans pay income that floats with the prevailing level of interest rates. Floating rate products are typically less sensitive to interest rate changes than traditional fixed-income securities. Income-oriented investors typically have limited alternatives in a rising interest rate environment. This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus dated ________, 2003 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling
(800) 988-5891. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.





This Statement of Additional Information is dated __________, 2003.

                                TABLE OF CONTENTS
THE FUND.................................................................S-1
USE OF PROCEEDS..........................................................S-1
INVESTMENT OBJECTIVE.....................................................S-1
INVESTMENT RESTRICTIONS..................................................S-2
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS......................S-4
MANAGEMENT OF THE FUND..................................................S-20
ADVISER.................................................................S-24
SUB-ADVISER.............................................................S-27
PORTFOLIO TRANSACTIONS..................................................S-28
NET ASSET VALUE.........................................................S-29
TAX MATTERS.............................................................S-31
PERFORMANCE RELATED AND COMPARATIVE INFORMATION.........................S-35
EXPERTS.................................................................S-46
ADDITIONAL INFORMATION..................................................S-46
REPORT OF INDEPENDENT AUDITORS..........................................S-47
FINANCIAL STATEMENTS....................................................S-48
APPENDIX A...............................................................A-1

Page -i-


                                    THE FUND

         The Fund was initially organized as a Delaware statutory trust, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware and reorganized as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration"). Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations. The Fund believes the likelihood of these circumstances is remote.


                                 USE OF PROCEEDS

         The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.


                              INVESTMENT OBJECTIVE


         The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of Senior Loans. Under normal conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of Senior Loans.


         The Senior Loans in which the Fund will invest will be lower grade debt instruments. The Sub-Adviser anticipates that generally at least 80% of the Fund's Managed Assets will be invested in lower grade debt investments, although from time to time all of the Fund's Managed Assets may be invested in lower grade debt instruments. Lower grade debt instruments are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies ("S&P"), comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or are unrated securities of comparable credit quality. Lower grade debt instruments are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. See Appendix A to this Statement of Additional Information for further information about debt ratings.

Page S-1


         "Managed Assets" means the total assets of the Fund (including any assets attributable to any Preferred Shares that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability. Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and could from time to time be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

         The Common Shares may trade at a discount or premium to net asset value. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" in the Prospectus.


                             INVESTMENT RESTRICTIONS

         The Fund's investment objective and certain fundamental investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

                    1. With respect to 75% of its total assets purchase any securities, if as a result more than 5% of the Fund's total assets would then be invested in securities of any single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.

                    2. Purchase any security if, as a result of such purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

                    3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Commission exemptive order.

                    4. Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%;
         (iii) the borrowings permitted by investment restriction 2. above, or
         (iv) pursuant to a Commission exemptive order.

                    5. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment

Page S-2

         objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements, or pursuant to a Commission rule or exemptive order.

                    6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans.

                    7. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, bankruptcy or reorganization, or pursuant to a Commission rule or exemptive order, and except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

         For purposes of fundamental investment restriction numbers 1 and 2, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

         The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (ii) more than 50% of the Fund's shares, whichever is less.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                    1. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

                    2. Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by: (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief from the provisions

Page S-3

         of the 1940 Act. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

                    3. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute such control or participation.

         The Fund does not have a minimum holding period for its investments and may engage in the trading of securities for the purpose of realizing short-term profits. Moreover, it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%.

         The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.


               ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

SENIOR LOANS

         Senior Loans are typically arranged through private negotiations between a borrower ("Borrower") and several lenders ("Lenders") represented in each case by one or more such Lenders acting as agent of the several Lenders (the "Agent"). On behalf of the several Lenders, the Agent, which is frequently the entity that originates the Senior Loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the Senior Loan agreements that establish the relative terms, conditions and rights of the Borrower and the several Lenders (the "Loan Agreements"). The co-agents, on the other hand, are not responsible for administration of a Senior Loan, but are part of the initial group of Lenders that commit to providing funding for a Senior Loan once the Borrower and an Agent negotiate and agree on material terms. In large transactions, it is common to have several Agents; however, one such Agent typically has primary responsibility for documentation and administration of the Senior Loan. The Fund will not act as sole Agent in a transaction. The Agent is required to administer and manage the Senior Loan and to service or monitor the collateral. The Agent is also responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all Lenders which are parties to the Loan Agreement. The Agent is generally responsible for monitoring compliance by the Borrower with the restrictive covenants in the Loan Agreement and of notifying the Lenders of any adverse change in the Borrower's financial condition. In addition, the Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan.

Page S-4


         Lenders generally rely on the Agent to collect their portion of the payments on the Senior Loan and to use appropriate creditor remedies against the Borrower. Typically under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement. The Borrower compensates the Agent for these services. Such compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The precise duties and rights of an Agent are defined in the Loan Agreement.

         When the Fund is an Agent, it has, as a party to the Loan Agreement, a direct contractual relationship with the Borrower and, prior to allocating portions of the Senior Loan to Lenders, if any, assumes all risks associated with the Senior Loan. The Agent may enforce compliance by the Borrower with the terms of the Loan Agreement. Agents also have voting and consent rights under the applicable Loan Agreement. Action subject to Agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant Loan Agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing all or substantially all of the collateral therefor, frequently require the consent of all Lenders affected.

         Each Lender in a Senior Loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the Borrower. Generally, Loan Agreements will hold the Fund liable for any action taken or omitted constituting gross negligence or willful misconduct. In the event of a Borrower's default on a loan, the Loan Agreements generally provide that the Lenders do not have recourse against the Agent. Instead, Lenders will be required to look to the Borrower for recourse.

         Acting in the capacity of an Agent in a Senior Loan may subject the Fund to certain risks in addition to those associated with the Fund's role as a Lender. An Agent is charged with the above described duties and responsibilities to Lenders and Borrowers subject to the terms of the Loan Agreement. Failure to adequately discharge such responsibilities in accordance with the standard of care set forth in the Loan Agreement may expose the Fund to liability for breach of contract. If a relationship of trust is found between the Agent and the Lenders, the Agent will be held to a higher standard of conduct in administering the loan. In consideration of such risks, the Fund will invest no more than 20% of its Managed Assets in Senior Loans in which it acts as an Agent or co-agent and the size of any individual loan will not exceed 5% of the Fund's Managed Assets.

LENDING FEES

         In the process of buying, selling and holding Senior Loans the Fund may receive certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

Page S-5


BORROWER COVENANTS

         A Borrower must comply with various restrictive covenants contained in a Loan Agreement. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS

         In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the holders of the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.

         A financial institution's appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were

Page S-6

determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

PREPAYMENTS

         Senior Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow or asset sales. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by, among other factors, general business conditions, the financial condition of the Borrower and competitive conditions among Lenders. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS

         The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

         To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans. During any such period in which the Senior Loan is temporarily unsecured, such Senior Loans will not be treated as secured Senior Loans for purposes of the Fund's policy of investing in normal circumstances at least 80% of its Managed Assets in secured Senior Loans.

Page S-7


         If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Loan.


         Senior Loans generally hold the most senior position in the capital structure of a business entity. Their secured position in a Borrower's capital structure typically provides the holder of a Senior Loan with the first right to cash flows and/or proceeds from the sale of collateral in the event of liquidation after default. In order of priority, Senior Loans are typically repaid before unsecured senior loans, unsecured senior bonds, subordinated debt, trade creditors, and preferred and common stockholders. Four Corners believes that, due largely to their protective features, Senior Loans tend to have more favorable recovery rates as compared to most non-senior debt obligations of similar quality. However, these factors do not assure full payment of principal or interest, and delays or limitations may result in the event of bankruptcy.


         Senior Loans are direct obligations of corporations or other business entities and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans usually include restrictive covenants which must be maintained by the Borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a Borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of a covenant, which is not waived by the Agent, is normally an event of acceleration, i.e., the Agent has the right to call the outstanding Senior Loan. In addition, Loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Fund may have an obligation to make additional loans upon demand by the Borrower. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

Page S-8


         Senior Loans, unlike certain bonds, usually do not have call protection. This means that investments comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty.

         Senior Loans frequently require full or partial prepayment of a Loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the Borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the Borrower. Prepayment would cause the actual life of a Senior Loan to be shorter than its stated maturity. This should, however, allow the Fund to reinvest in a new Loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Fund.

         The Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, assignment fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a Senior Loan as compensation for the initiation of the transaction. An Assignment fee may be paid when a Senior Loan is assigned to another party. A non-use fee is paid based upon the amount committed but not used typically under a revolving credit facility, which may be issued coincident to the Senior Loan. Facility fees are on-going annual fees paid in connection with a Senior Loan. Letter of credit fees are paid if a Senior Loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until Senior Loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

         In order to allow national banks to purchase shares of the Fund for their own accounts without limitation, the Fund invests only in obligations which are eligible for purchase by national banks for their own accounts pursuant to the provisions of paragraph seven of Section 24 of the U.S. Code Title 12. National banks which are contemplating purchasing shares of the Fund for their own accounts should refer to Banking Circular 220, issued by the U.S. Comptroller of the Currency on November 21, 1986, for a description of certain considerations applicable to such purchases.

LOWER GRADE DEBT INSTRUMENTS

         The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (Ca or lower by Moody's, CC or lower by S&P or comparably rated by another NRSRO). The value of these securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

Page S-9


         Investing in lower grade debt instruments involves additional risks than investment-grade debt instruments. Lower grade debt instruments are securities rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's, or comparably rated by any other NRSRO or considered to be of comparable credit quality. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from lower grade or comparable debt instruments and those derived from higher rated issues, the Fund may invest in higher rated debt instruments which provide similar yields but have less risk. In addition, the Fund may be forced to buy higher rated, lower yielding debt instruments, which would decrease the Fund's return, if issuers redeem their lower grade debt instruments at a higher than expected rate. Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on securities rated Ba1 or lower or BB+ or lower than is the case with higher grade securities. Lower grade debt instruments are considered speculative.

         The Fund will normally invest in securities rated below B by both Moody's and Standard & Poor's (or comparably rated by another NRSRO) only if it is determined that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such lower ratings. Lower grade debt instruments tend to offer higher yields than higher rated debt instruments with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower grade debt instruments generally involve greater risk of loss of income and principal than higher rated debt instruments, investors should consider carefully the relative risks associated with investments in lower grade debt instruments. Investment in these securities is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long-term. See "Risks Relating to Lower Grade Debt Instruments" below.

         Fluctuations in the prices of fixed-income debt instruments may be caused by, among other things, the supply and demand for similarly rated debt instruments. In addition, the prices of debt instruments fluctuate in response to the general level of interest rates. Fluctuations in the prices of debt instruments subsequent to their acquisition will not affect cash income from such debt instruments but will be reflected in the Fund's net asset value.

         The Fund will perform its own investment analysis and rating assignment, and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered. A description of corporate bond ratings is contained in Appendix A to this Statement of Additional Information. Ratings of securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the financial history, the financial condition, the prospects and the management of an issuer, among other things, will also be considered in selecting securities for the Fund's portfolio. Since some issuers do not seek ratings for their securities, non-rated securities will also be considered for investment by the Fund only when it is determined that the financial condition of the issuers of such securities and/or the protection

Page S-10

afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objectives and policies.

RISKS RELATING TO INVESTING IN LOWER GRADE DEBT INSTRUMENTS

         Senior Loans are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower grade or similar unrated debt instruments are more likely to react to developments affecting market and credit risk than are more highly rated debt instruments, which react primarily to movements in the general level of interest rates. Both credit risk and market risk will be considered in making investment decisions for the Fund. The achievement of its investment objectives may be more dependent on the Fund's own credit analysis and rating assignment than is the case for higher quality securities.

         Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for lower grade debt instruments, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated debt instruments. Under adverse market or economic conditions, the secondary market for lower grade debt instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower grade debt instruments, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value lower grade debt instruments than more highly rated debt instruments.

         In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Fund will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

         Since investors generally perceive that there are greater risks associated with the lower grade debt instruments of the type in which the Fund may invest, the yields and prices of such debt instruments may tend to fluctuate more than those for higher rated debt instruments. In the lower quality segments of the Senior Loan market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality Senior Loan securities which, as a general rule, fluctuate in response to the general level of interest rates.

         Lower grade or unrated debt instruments also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Page S-11


PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

         The Fund may invest in pay-in-kind and deferred payment securities only if the Fund receives such instruments in connection with owning Senior Loans of an issuer. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that pay no or a reduced rate of interest until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of certain of these types of securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the deferred payment portion of bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. The Fund may also buy loans that provide for the payment of additional income if certain operational benchmarks are achieved by the Borrower that is to be paid on a deferred basis at an uncertain future date.

         In addition to the above described risks, there are certain other risks related to investing in pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities may not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

SPECIAL SITUATION INVESTMENTS


         The Fund may invest up to 10% of its Managed Assets in Senior Loans and, on limited occasions, equity and debt securities acquired in connection therewith, of firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction

Page S-12

with their creditors and stakeholders in order to avoid a bankruptcy filing, or those same issuers prior to an event of default whose acute operating and/or financial problems have resulted in the markets' valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds ("Special Situation Investments"). Special Situation Investments are speculative and involves significant risk. Special Situation Investments frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, the Fund's ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities.


INTEREST RATE AND OTHER HEDGING TRANSACTIONS

         The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Sub-Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

Page S-13


         The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio with an interest rate redetermination period of one-year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one-year for an obligation to make payments that readjust monthly.

         The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

         In circumstances in which the Sub-Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

         The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Adviser's ability to predict correctly the direction and extent of movements in interest rates.

         Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Sub-Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

         Because these hedging transactions are entered into for good-faith risk management purposes, the Sub-Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least

Page S-14

equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

         The Fund may also engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives; swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be limited to 20% of the Managed Assets of the Fund. Such exposure will be attained through the use of derivatives described above and through credit default swap transactions and credit linked securities, both of which are discussed below.

CREDIT DEFAULT SWAP TRANSACTIONS

         The Fund may invest up to 5% of its Managed Assets in credit default swap transactions (as measured by the notional amounts of the swaps), including credit-linked notes (described below) for hedging and investment purposes. However, given the current state of developments in the market, the Sub-Adviser has no present intention to utilize such instruments. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the

Page S-15

reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

         The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

CREDIT-LINKED NOTES

         The Fund may invest in credit-linked notes. Credit-linked notes are securities that are collateralized by one or more credit default swaps on corporate credits. The difference between a credit default swap and a credit-linked note is that the buyer of a credit-linked note receives the principal payment from the seller at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Sub-Adviser currently considers credit default swaps and credit-linked notes to be illiquid. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and a return of principal at the maturity date.

         Credit-linked notes are subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the difference between the original face value security and the current value of the defaulted security.

         Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

Page S-16


         The market for credit-linked notes is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked notes. In certain cases, a market price for a credit-linked note may not be available. The collateral for a credit-linked note is one or more credit default swaps, which, as described above, are subject to additional risk.

         New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

STRUCTURED NOTES AND RELATED INSTRUMENTS

         The Fund may invest up to 5% of its Managed Assets in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded" index), such as selected securities or debt investments, an index of such, or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. However, given the current state of developments in the market, the Sub-Adviser has no present intention to utilize such instruments. The terms of structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. As a result, a relatively small decline in the value of a referenced Senior Loan or basket of Senior Loans could result in a relatively large loss in the value of a structured note.

FOREIGN SECURITIES

         The Fund may invest up to 15% of its Managed Assets in United States currency denominated fixed-income issues of foreign governments and other foreign issuers (based on issuer's domicile), and preferred stock. But in no case will the Fund invest in debt securities of issuers located in emerging markets. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars

Page S-17

(including debt securities of a Government Entity in any such country denominated in the currency of another such country).

         A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

         Investment in sovereign debt can involve a high degree of risk. The government entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

 RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

         Foreign securities involve certain risks. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls, the seizure or nationalization of foreign deposits. Such securities may also be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer or government than about a domestic issuer or the U.S. Government. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries,

Page S-18

there is a possibility of confiscatory taxation and diplomatic developments which could affect investment. In many instances such foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These securities may be less liquid than securities of U.S. issuers, its instrumentalities or agencies. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

         Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

         Additional costs could be incurred in connection with the Fund's international investment activities. Foreign countries may impose taxes on income on foreign investments. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

LENDING OF SECURITIES

         Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount to brokers, dealers and financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

         A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Page S-19


         Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

         The Fund may invest without limit in illiquid securities. Most of the Senior Loans and high yield bonds in which the Fund will invest will be, at times, illiquid. Illiquid securities also include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside of the United States. The Sub-Adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market (Direct Placement Securities). Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


                             MANAGEMENT OF THE FUND

 TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The Trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the Trustees and

Page S-20

officers of the Fund and a statement of their present positions and principal occupations during the past five years, with the Trustee who is an "interested person" (as such term is defined in the Investment Company Act of 1940) of the Fund indicated by an asterisk. The mailing address of the officers and Trustees, unless otherwise noted, is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                               IN FUND
                                                    TERM OF OFFICE                             COMPLEX       OTHER
                                                    AND YEAR FIRST                             OVERSEEN BY   TRUSTEESHIPS
                              POSITION AND          ELECTED OR     PRINCIPAL OCCUPATIONS       TRUSTEE OR    HELD BY
NAME, ADDRESS AND AGE         OFFICES WITH FUND     APPOINTED      DURING PAST 5 YEARS         OFFICER       TRUSTEE
Trustee who is an
Interested Person of the
Registrant
------------------------
James A. Bowen(1)*            President,          o One Year(2)    President, First Trust      13            None
D.O.B.: 09/55                 Chairman of the     o 2003           Portfolios and First        Portfolios
                              Board, Chief                         Trust Advisors; Director,
                              Executive Officer                    Bond Wave, LLC
                              and Trustee

Trustees who are not
Interested Persons of the
Registrant
------------------------
Richard E. Erickson           Trustee             o One Year(2)   Physician,                  13            None
327 Gundersen Drive                               o 2003          Sportsmed/Wheaton           Portfolios
Carol Stream, IL 60188                                            Orthopedics
D.O.B.: 04/51

Niel B. Nielson               Trustee             o One Year(2)   President (2002 to          13            Director
1117 Mountain Terrace                             o 2003          Present), Covenant          Portfolios    of Good
Lookout Mountain, GA 30750                                        College; Pastor (1997 to                  News
D.O.B.: 3/54                                                      2002), College Church in                  Publishers
                                                                  Wheaton; Partner (1996 to                 - Crossway
                                                                  1997), Ritchie Capital                    Books;
                                                                  Markets (Options                          Covenant
                                                                  Trading); Vice President                  Transport
                                                                  (1995 to 1996), The                       Inc.
                                                                  Service-Master Company.

Thomas R. Kadlec              Trustee             o One Year(2)   Vice President, Chief       2 Portfolios  None
26W110 Sandpiper Court                            o 2003          Financial Officer (1990
Wheaton, IL  60188-4541                                           to Present), ADM Investor
D.O.B.: 11/57                                                     Services, Inc. (Futures
                                                                  Commission Merchant)

David M. Oster                Trustee             o One Year(2)   Trader (Self-Employed)      2 Portfolios  None
D.O.B.: 03/64                                     o 2003          (1987 to Present)
                                                                  (Options Trading and
                                                                  Market Making)

Officers of the Registrant
--------------------------
Mark R. Bradley               Treasurer,          o Indefinite    Chief Financial Officer,    13            None
D.O.B.: 11/57                 Controller, Chief     term          Senior Vice President,      Portfolios
                              Financial Officer   o 2003          First Trust Portfolios
                              and Chief                           and First Trust Advisors.
                              Accounting Officer

Susan M. Brix                 Assistant Vice      o Indefinite    Representative, First       13            N/A
D.O.B.: 01/60                 President             term          Trust Portfolios;           Portfolios
                                                  o 2003          Assistant Portfolio
                                                                  Manager, First Trust
                                                                  Advisors.

Robert F. Carey               Vice President      o Indefinite    Senior Vice President,      13            N/A
D.O.B.: 07/63                                       term          First Trust Portfolios      Portfolios
                                                  o 2003          and First Trust Advisors.

Page S-21


W. Scott Jardine              Secretary           o Indefinite    General Counsel, First      13            N/A
D.O.B.: 05/60                                       term          Trust Portfolios and        Portfolios
                                                  o 2003          First Trust Advisors.

Roger Testin                  Vice President      o Indefinite    Vice President (August      13            N/A
D.O.B.: 06/66                                       term          2001-Present) First Trust   Portfolios
                                                  o 2003          Advisors; Analyst
                                                                  (1998-2001), Dolan
                                                                  Capital Management;
                                                                  Investment Supervisor
                                                                  (1990-1997), Zurich
                                                                  Kemper Investments
--------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position of President of First Trust Advisors, investment adviser of the Fund.

(2) Trustees are elected each year by shareholders and serve a one year term until their successors are elected. Mr. Bowen's officer positions with the Fund have an indefinite term.

         The Board of Trustees of the Fund has four standing committees, the Executive Committee (and Pricing Committee), the Nominating Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Messrs. Kadlec and Bowen are members of the Executive Committee. The Nominating Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. The Nominating Committee does not expect to consider nominees recommended by shareholders. Messrs. Erickson, Nielson, Kadlec and Oster are members of the Nominating Committee. The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec and Oster are members of the Valuation Committee. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Oster serve on the Audit Committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year.

         Messrs. Erickson, Nielson and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund advised by First Trust Advisors with 11 portfolios. Messrs. Bowen, Erickson, Nielson, Kadlec and Oster are also trustees of the First Trust Value Line(R) 100 Fund, a closed-end fund advised by First Trust Advisors. None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of

Page S-22

the Fund, hold the same positions with the First Defined Portfolio Fund and First Trust Value Line(R) 100 Fund as they hold with the Fund.

         The officers and Trustees who are "interested persons" as designated above serve without any compensation from the Fund. Trustees who are not interested persons of the Fund ("Independent Trustees") receive a $10,000 annual retainer for serving as trustee of the Fund, $1,000 per meeting fee for their attendance (in-person or through electronic means), $500 for attendance in-person or through electronic means at a committee meeting and are reimbursed for expenses incurred as a result of attendance at meetings of the Trustees. The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operations to each of the Trustees who are not designated "interested persons." The Fund has no retirement or pension plans.

                                                              ESTIMATED TOTAL
                                  ESTIMATED AGGREGATE          COMPENSATION
                                   COMPENSATION FROM        FROM REGISTRANT AND
 NAME OF TRUSTEE                     REGISTRANT(1)            FUND COMPLEX(2)
 Richard E. Erickson                  $______                   $37,000.00
 Niel B. Nielson                      $______                   $38,302.03
 Thomas R. Kadlec                     $______                   $15,000.00
 David M. Oster                       $______                   $15,000.00

--------------------
(1) The compensation estimated to be paid by the Fund to the independent Trustees for the period from inception through the end of the Fund's first full fiscal year for services to the Fund.

(2) The total estimated compensation to be paid to Messrs. Erickson and Nielson, independent Trustees, from the Fund and Fund Complex for the Fund's current fiscal year is based on compensation paid to these Trustees for the fiscal year ended December 31, 2002 for services as Trustees to the First Defined Portfolio Fund, an open-end fund (with 11 portfolios) advised by First Trust Advisors plus estimated compensation to be paid to these Trustees by the First Value Line(R) 100 Fund and the Fund for the period from each Fund's inception through the end of each such Fund's first fiscal year. Messrs. Kadlec and Oster are currently not Trustees to the First Defined Portfolio Fund. Accordingly, their estimated total compensation is based on the estimated compensation paid by the First Trust Value Line(R) 100 Fund and the Fund for their first fiscal years.

         The Fund has no employees. Its officers are compensated by First Trust Advisors. The shareholders of the Common Shares of the Fund will elect trustees at the next annual meeting of shareholders.

         The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds in the First Trust Fund Complex as of December 31, 2002:

Page S-23


                                             AGGREGATE DOLLAR RANGE OF
                                               EQUITY SECURITIES IN
                    DOLLAR RANGE OF      ALL REGISTERED INVESTMENT COMPANIES
                   EQUITY SECURITIES            OVERSEEN BY TRUSTEE IN
TRUSTEE               IN THE FUND              FIRST TRUST FUND COMPLEX
Mr. Bowen                None                            None
Mr. Erickson             None                            None
Mr. Nielson              None                            None
Mr. Kadlec               None                            None
Mr. Oster                None                            None

         As of December 31, 2002, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

         As of _____________, 2003, First Trust Advisors owned both beneficially and of record all of the Common Shares of the Fund.


                                     ADVISER

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund. As investment adviser, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Adviser and permits any of its officers or employees to serve without compensation as Trustees or officers of the Registrant if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Adviser and provides the Fund with certain other services necessary with the management of the portfolio.

         First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         First Trust Advisors is also adviser or subadviser to approximately 50 mutual funds and one closed-end fund and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios, an Illinois

Page S-24

limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust Portfolios introduced the first insured unit investment trust in 1974 and to date, more than $27 billion in First Trust Portfolios unit investment trusts have been deposited.

         First Trust Advisors acts as investment adviser to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Registrant, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors, shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. Provisions regarding expense limitations are described in the Prospectus. See "Summary of Fund Expenses" and "Management of the Fund -- Investment Management Agreement" in the Fund's Prospectus.

         In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, sub-licensing fee, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         On , 2003, the Trustees of the Fund met with members of First Trust Advisors and the Sub-Adviser (the "Fund Advisers") to consider, among other things, the possible approval of the Investment Management Agreement between the Fund and First Trust Advisors and the Sub-Advisory Agreement between the Adviser and the Sub-Adviser. Prior to the meeting, the independent Trustees received a memorandum describing their legal obligations and duties relating to the

Page S-25

approval of an investment advisory contract, including the duties of the Trustees under the 1940 Act and the general principles of state law; the requirements of the 1940 Act in such matters; the fiduciary duty of the Adviser; the standards used in determining whether boards of trustees have fulfilled their duties; and various factors to be considered by the Trustees in voting on whether to approve advisory agreements. In evaluating the Investment Management Agreement and the Sub-Advisory Agreement, the independent Trustees met with their legal counsel privately (outside the presence of the interested Trustee and any officers of the Fund Advisers) to discuss their responsibilities and obligations with respect to the Investment Management Agreement and to review the matters contained in the above-referenced memorandum.

         In evaluating the Investment Management Agreement and the Sub-Advisory Agreement, the Board reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts, which include but are not limited to, the following: (a) the nature and quality of the adviser's services; (b) the Fund Advisers' cost in providing its services; (c) the extent to which the Fund Advisers realize economies of scale as the Fund grows larger; and (d) the independent Trustees' role in approving the advisory contracts. In evaluating the Fund Advisers' services and their fees, the Trustees reviewed narrative information concerning the investment advisory and other types of services provided to the Fund by the Fund Advisers and the proposed advisory fees compared to the level of advisory fees paid by other closed-end funds. In reviewing the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered, among other things, the fees, the nature and quality of the services provided, the profitability of the Fund Advisers (estimated costs and estimated profits from furnishing the proposed services to the Fund), the expense waivers by the Adviser and any fee sharing arrangements. The Trustees did not identify any single factor discussed above as all-important or controlling.

         The Board of Trustees, including a majority of the independent Trustees of the Fund, and the sole shareholder of the Fund, each approved the Investment Management Agreement and the Sub-Advisory Agreement. The independent Trustees have determined that the terms of the Fund's Investment Management Agreement and the Sub-Advisory Agreement are fair and reasonable and that the agreements are in the Fund's best interests. The independent Trustees believe that the Investment Management Agreement and the Sub-Advisory Agreement will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders.


CODE OF ETHICS

         The Fund, Adviser and Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site

Page S-26

(http://www.sec.gov), and copies of these code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102.


                               SUB-ADVISER

         Four Corners Capital Management LLC acts as investment sub-adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 633 W. Fifth Street, 49th Floor, Los Angeles, CA 90071. For additional information regarding the management services performed by the Adviser, see "Management of the Fund" in the Prospectus.

         The Sub-Adviser is 66.67% owned by Macquarie Bank Limited ("MBL") through a subsidiary and 33.33% by its senior management. MBL is a licensed Australian investment bank based in Sydney, Australia and listed on the Australian Stock Exchange. MBL is not licensed to conduct banking business in the United States.

         In Australasia, MBL provides a full range of investment, financial market and advisory products and services. Internationally, MBL and its worldwide affiliates provide specialized financial services in select markets. MBL and its worldwide affiliates are located internationally in 16 countries and have approximately 4,700 staff. As of March 31, 2003, MBL and its worldwide affiliates had over US$16 billion in assets under management. Four of MBL's funds are listed on the Australian Stock Exchange, and have a total capitalization of approximately US$5.0 billion as of March 31, 2003.

         The Sub-Adviser, subject to the Adviser's oversight and supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Adviser is responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information and all applicable laws and regulations of the SEC relating to the management of registered, closed-end, diversified management investment companies. The Sub-Adviser is responsible for effecting all security transactions on behalf of the Fund. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser has agreed to pay for the services and facilities provided by the Sub-Adviser a sub-advisory fee, as set forth in the Prospectus. For purposes of calculation of the sub-advisory fee, the Fund's "managed assets" shall mean the average daily gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.

Page S-27


                             PORTFOLIO TRANSACTIONS

         The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from the Fund's affiliates except in compliance with the 1940 Act.

         With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Sub-Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forego a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Sub-Adviser will identify and choose the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund may hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Sub-Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See "Risks" in the Prospectus.

         The Fund expects that substantially all other portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of the Sub-Adviser to seek the best execution under the circumstances of each trade. The Sub-Adviser evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be the Sub-Adviser's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Sub-Adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to the Sub-Adviser's own research efforts, the receipt of research information is not expected to reduce significantly the Sub-Adviser's expenses. While the Sub-Adviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the Sub-Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Sub-Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Sub-Adviser will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated

Page S-28

among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Sub-Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Sub-Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                 NET ASSET VALUE

         The net asset value of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The net asset value will be determined as of the close of regular trading on the AMEX (normally 4:00 p.m. eastern time) on each day the AMEX is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates net asset value per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

         The assets in the Fund's portfolio will be valued daily in accordance with Valuation Procedures adopted by the Board of Trustees. The Sub-Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties, including wide surveys of market participants when and as available, actual trade data, and/or other indicative price levels. In the event that market quotations are not readily available or are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities) but before the Fund values its assets would materially affect net asset value, the Sub-Adviser may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by Valuation Procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

         Senior Loans. The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having substantially grown in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may

Page S-29

be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. For further information, see "Risks - Limited Secondary Market for Senior Loans."

         Typically Senior Loans are valued at the most recent actual trade, if it is known and not outdated, or at the mean of the bona fide indicative bids. Senior Loans for which current indications are not readily available will be valued at a fair value as determined in good faith under procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair value pricing procedures will include use of wide surveys of market participants when and as available, pricing matrices and other information and analyses, including credit considerations considered relevant by the Advisor, to determine valuations.

         When applicable, fair value is determined by the Sub-Adviser and monitored by the Fund's Board of Trustees. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

         o the characteristics of and fundamental analytical data relating to the Senior Loan or high yield bond, including the cost, size, current interest rate, period until next interest rate reset, maturity, and in the case of a Senior Loan, base lending rate, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's/issuer's debt structure;

         o the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral;

         o the creditworthiness of the Borrower/issuer and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the Borrower's/issuer's business, cash flows, capital structure and future prospects;

         o information relating to the market for other securities of the Borrower/issuer or the market environment and investor attitudes towards the securities of the Borrower/issuer or similar Borrowers/issuers;

         o the reputation and financial condition of the agent, underwriter, controlling or significant shareholders or the existence of holders of significant portions of the Borrower's/issuer's securities or Senior Loans, as well as any intermediate participants, if any, in the Senior Loans;

         o        the Borrower's/issuer's management; and

         o the general economic and market conditions affecting the fair value of the Senior Loan or high yield bond.

Page S-30


         Other Assets. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sale price (NASDAQ Official Closing Price for NASDAQ National Market System securities) on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Valuation of short-term cash equivalent investments will be at amortized cost.

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS


         The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Fund.

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Internal Revenue Code of 1986 (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

         The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items,

Page S-31

dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

         Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, pursuant to the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), if the Fund holds equity securities, certain ordinary income distributions received from the Fund may be taxed at new capital gains tax rates. In particular, under the Tax Act, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain, provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any

Page S-32

distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates.

         Because the Sub-Adviser does not intend to invest with a view to maximizing the portion of the Fund's distributions qualifying for the dividends received deduction, any corporate shareholder who otherwise would qualify for the dividends received deduction should assume that dividends paid to it out of the Fund generally will not qualify for the dividends received deduction.

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

SALE OR EXCHANGE OF FUND SHARES

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

NATURE OF FUND'S INVESTMENTS

         Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or

Page S-33

deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

         The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S.

Page S-34

shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

         Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TRANSACTIONS

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.


                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote yield figures from time to time. The "Yield" of the Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment

Page S-35

income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

         The Yield formula is as follows:  YIELD = 2[((a-b/cd) +1)/6/ -1].

         Where: a = dividends and interest earned during the period. (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the ending net asset value per share of the Fund for the period.

         The Fund may quote total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

         Average Annual Total Return is computed as follows: ERV = P(1+T)/n/

         Where: P = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar, Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and historical asset class performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

Page S-36


         The Sub-Adviser believes that the Fund has the potential to provide Common Shareholders diversification within their portfolios by using an investment which has relatively low historical correlations with equity and longer-term fixed-income investments. Senior Loans are relatively illiquid investments compared to equity securities. Please refer to "Net Asset Value."


         Senior Loans in which the Fund will invest generally pay interest at rates which are redetermined periodically by reference to a base lending rate, plus a credit spread premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The following table is intended to provide investors with a comparison of short-term money market rates, a representative base commercial lending rate, and a representative indicator of the premium over such base lending rate for Senior Loans. The representative indicator shown below is derived from the CSFB Leveraged Loan Index, which was designed in January 1992 to mirror the investable universe of the market for Senior Loans. The CSFB Leveraged Loan Index includes approximately $___ billion of Senior Loans as of December 31, 2002 and new Senior Loan issues are added when they meet certain criteria. The CSFB Leveraged Loan Index is an unmanaged index and, although the Sub-Adviser believes that the spreads over LIBOR reported in connection with the determination of the Index (which are an average of the contractual spreads set forth in the loan agreements relating to the Senior Loans included in the Index) are representative of the historical average spreads in the overall market for Senior Loans, the Fund will have no direct investment in, nor will its performance be indicative of, this Index. The following comparison should not be considered a representation of future money market rates, spreads of Senior Loans over base reference rates nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future.


         The following table is intended to provide investors with a comparison of short-term money market rates. This comparison should not be considered a representation of future money market rates, nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future.


                            COMPARISON OF PRIME RATE,
                             TREASURY BILL RATE AND
                 LONDON INTER-BANK OFFERED RATE AND SENIOR LOANS
                       (AS OF 12/31 OF EACH CALENDAR YEAR)

                       1992     1993     1994     1995     1996    1997     1998     1999     2000     2001    2002
Prime Rate (1)        6.25%    6.00%    8.50%    8.83%    8.50%   8.50%    7.75%    7.75%
3 Month Treasury
  Bill Rate (2)       3.2200%  3.0600%  5.600%   5.1400%  4.9100% 5.1790%  4.8742%  4.9600%
3 Month LIBOR (3)     3.4375%  3.3750%  6.5000%  5.6250%  5.5625% 5.8125%  5.0600%  5.3700%
Average Senior
  Loan Spreads Plus
  3 Month LIBOR (4)   5.925%   5.8450%  8.8500%  7.9450%  8.0325% 8.2125%  7.4200%  7.8100%

(1) The Prime Rate quoted by a major U.S. bank is the base rate on corporate loans at large U.S. money center commercial banks. Source:
         Federal Reserve Bulletin.

Page S-37


(2)      The 3 Month Treasury Bill Rate. Source: Bloomberg.

(3) The 3 Month London Inter-Bank Offered Rate represents the rate at which most creditworthy international banks dealing in Eurodollars charge each other for large loans. Source: Bloomberg.

(4) Derived from reported average Senior Loan spreads in the CSFB Leveraged Loan Index. The data do not reflect fluctuations in the principal value of Senior Loans included in the Index. Source: Credit Suisse First Boston.

                               COMPARISON OF YIELD

         The following chart compares the yield of the average Senior Loan Spread plus three-month LIBOR(1) to the three-month LIBOR and the three-month Treasury Bill Rate.

                       THREE MONTH                 THREE MONTH                       AVERAGE SENIOR LOAN
DATE                      LIBOR                TREASURY BILL RATE               SPREAD OVER THREE MONTH LIBOR
01/31/92                  4.19%                      3.92%                                2.18%
02/28/92                  4.25%                      4.02%                                2.18%
03/31/92                  4.31%                      4.13%                                2.18%
04/30/92                  4.06%                      3.71%                                2.18%
05/29/92                  4.06%                      3.72%                                2.19%
06/30/92                  3.94%                      3.60%                                2.24%
07/31/92                  3.44%                      3.17%                                2.27%
08/31/92                  3.50%                      3.13%                                2.29%
09/30/92                  3.13%                      2.65%                                2.28%
10/30/92                  3.56%                      2.84%                                2.31%
11/30/92                  4.00%                      3.19%                                2.49%
12/31/92                  3.44%                      3.13%                                2.49%
01/29/93                  3.31%                      2.95%                                2.49%
02/26/93                  3.19%                      2.98%                                2.48%
03/31/93                  3.25%                      2.94%                                2.48%
04/30/93                  3.19%                      2.94%                                2.49%
05/31/93                  3.38%                      3.11%                                2.48%
06/30/93                  3.31%                      3.08%                                2.49%
07/30/93                  3.31%                      3.09%                                2.48%
08/31/93                  3.25%                      3.05%                                2.47%
09/30/93                  3.38%                      2.96%                                2.47%
10/29/93                  3.44%                      3.11%                                2.45%
11/30/93                  3.50%                      3.21%                                2.47%
12/31/93                  3.38%                      3.06%                                2.47%
01/31/94                  3.25%                      3.02%                                2.47%
02/28/94                  3.75%                      3.42%                                2.46%
03/31/94                  3.94%                      3.55%                                2.46%
04/29/94                  4.31%                      3.97%                                2.46%

Page S-38

05/31/94                  4.63%                      4.26%                                2.47%
06/30/94                  4.88%                      4.22%                                2.48%
07/29/94                  4.88%                      4.35%                                2.34%
08/31/94                  5.00%                      4.64%                                2.30%
09/30/94                  5.50%                      4.86%                                2.30%
10/31/94                  5.63%                      5.27%                                2.33%
11/30/94                  6.19%                      5.83%                                2.27%
12/30/94                  6.50%                      5.87%                                2.35%
01/31/95                  6.31%                      6.17%                                2.34%
02/28/95                  6.25%                      6.09%                                2.28%
03/31/95                  6.25%                      6.18%                                2.34%
04/28/95                  6.19%                      6.01%                                2.34%
05/31/95                  6.06%                      5.91%                                2.33%
06/30/95                  6.06%                      5.64%                                2.36%
07/31/95                  5.88%                      5.62%                                2.27%
08/31/95                  5.88%                      5.50%                                2.32%
09/29/95                  5.95%                      5.48%                                2.32%
10/31/95                  5.94%                      5.62%                                2.30%
11/30/95                  5.88%                      5.41%                                2.32%
12/29/95                  5.63%                      5.23%                                2.32%
01/31/96                  5.38%                      5.06%                                2.33%
02/29/96                  5.30%                      5.05%                                2.34%
03/29/96                  5.47%                      5.28%                                2.43%
04/30/96                  5.48%                      5.25%                                2.40%
05/31/96                  5.50%                      5.24%                                2.34%
06/28/96                  5.58%                      5.23%                                2.37%
07/31/96                  5.68%                      5.41%                                2.39%
08/30/96                  5.56%                      5.38%                                2.27%
09/30/96                  5.63%                      5.17%                                2.40%
10/31/96                  5.50%                      5.19%                                2.47%
11/29/96                  5.50%                      5.21%                                2.48%
12/31/96                  5.56%                      5.31%                                2.47%
01/31/97                  5.56%                      5.30%                                2.43%
02/28/97                  5.54%                      5.34%                                2.44%
03/31/97                  5.77%                      5.57%                                2.27%
04/30/97                  5.82%                      5.43%                                2.35%
05/30/97                  5.81%                      5.27%                                2.32%
06/30/97                  5.78%                      5.35%                                2.26%
07/31/97                  5.71%                      5.38%                                2.32%
08/29/97                  5.72%                      5.53%                                2.33%
09/30/97                  5.77%                      5.44%                                2.33%
10/31/97                  5.75%                      5.32%                                2.38%

Page S-39

11/28/97                  5.90%                      5.37%                                2.39%
12/31/97                  5.81%                      5.43%                                2.40%
01/30/98                  5.63%                      5.26%                                2.40%
02/27/98                  5.68%                      5.33%                                2.40%
03/31/98                  5.71%                      5.28%                                2.36%
04/30/98                  5.72%                      5.11%                                2.35%
05/29/98                  5.69%                      5.27%                                2.35%
06/30/98                  5.69%                      5.32%                                2.37%
07/31/98                  5.69%                      5.30%                                2.37%
08/31/98                  5.63%                      5.04%                                2.32%
09/30/98                  5.31%                      4.63%                                2.34%
10/30/98                  5.22%                      4.57%                                2.20%
11/30/98                  5.28%                      4.53%                                2.34%
12/31/98                  5.07%                      4.47%                                2.36%
01/29/99                  4.97%                      4.49%                                2.36%
02/26/99                  5.03%                      4.75%                                2.35%
03/31/99                  5.00%                      4.67%                                2.40%
04/30/99                  4.99%                      4.65%                                2.40%
05/31/99                  5.07%                      4.72%                                2.43%
06/30/99                  5.37%                      4.96%                                2.44%
07/30/99                  5.34%                      4.89%                                2.47%
08/31/99
09/30/99
10/31/99
11/30/99
12/31/99
01/29/00
02/26/00
03/31/00
04/30/00
05/31/00
06/30/00
07/30/00
08/31/00
09/30/00
10/31/00
11/30/00
12/31/00
01/29/01
02/26/01
03/31/01
04/30/01

Page S-40

05/31/01
06/30/01
07/30/01
08/31/01
09/30/01
10/31/01
11/30/01
12/31/01
01/29/02
02/26/02
03/31/02
04/30/02
05/31/02
06/30/02
07/30/02
08/31/02
09/30/02
10/31/02
11/30/02
12/31/02

(1) Source: Credit Suisse First Boston; Bloomberg. Senior loans are represented by adding the reported spreads of the senior loans in the CSFB Leveraged Loan Index to three-month LIBOR. The CSFB Leveraged Loan Index was designed in 1992 to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Index includes $60 billion of tradable loans. New issues were added to the Index when they met certain criteria. It is not possible to invest in an index. This comparison should not be considered an expression of future market interest rates, spreads of senior loans over base reference rates, nor an indication of what an investment in the Fund may earn or what an investor's yield or total return might be in the future. It is not possible to invest directly in LIBOR. Treasury bills carry a U.S. government guarantee promising the timely payment of the principal and interest. Senior loans typically are below investment-grade quality, but have certain investor protections described elsewhere in this Statement of Additional Information and in the Prospectus.

Page S-41


         The following charts are intended to illustrate how the performance and volatility of Senior Loans compare to other asset classes. As indicated by the charts, over the past 6-1/2 years, Senior Loans (as measured by the S&P/LSTA Leveraged Loan Index) have delivered a significant portion of the return of the equity market (as measured by the S&P 500 Index), and a substantial portion of the return of the high yield market (as measured by the Merrill Lynch High Yield Master II Index), but with meaningfully less risk (as measured by the volatility of market returns) over the same period.

             AVERAGE ANNUALIZED MONTHLY RETURN OF S&P/LSTA
              LEVERAGED LOAN INDEX VS. OTHER ASSET CLASSES
                       JANUARY 1997 TO JUNE 2003

        ASSET CLASS                                   PERCENT
        ------------------                            --------
        Leveraged Loan Index                          5.10%
        High Yield Index                              5.30%
        HiGrade Bond Index                            8.50%
        10-Year Treasuries                            8.30%
        S&P 500 Index                                 7.60%



                  VOLATILITY OF MONTHLY RETURN OF S&P/LSTA
                LEVERAGED LOAN INDEX VS. OTHER ASSET CLASSES
                         JANUARY 1997 TO JUNE 2003

        ASSET CLASS                                   PERCENT
        ----------------                              -------
        Leveraged Loan Index                          0.70%
        High Yield Index                              2.40%
        HiGrade Bond Index                            1.20%
        10-Year Treasuries                            2.00%
        S&P 500 Index                                 5.30%


                  All data is as of June 30, 2003. Past performance is no guarantee of future results. The charts above are for illustrative purposes only and are not meant to depict the performance of a specific fund or any other investment, including the Fund. The High Yield Index shown is represented by the Merrill Lynch High Yield Master II Index, which tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly-issued in the U.S. domestic market. Qualifying bonds must have at least a one-year remaining term to maturity, a fixed coupon schedule and at least $100 million outstanding. The HiGrade Bond Index shown is represented by The Merrill Lynch U.S. Corporate Master Index, which tracks the performance of U.S. dollar-denominated investment grade corporate public debt issued in the U.S. domestic market. Qualifying bonds must have at least a one-year remaining term to maturity, a fixed coupon schedule and at least $150 million outstanding. The S&P/LSTA Leveraged Loan Index represents a broad cross section of dollar-denominated leveraged loans syndicated in

Page S-42

         the U.S. Qualifying instruments consist of syndicated term loans, acquisition loans and bridge loans. Such instruments are senior secured loans with at least a minimum term of one year (at inception) and at least $50 million in initial funding. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks that is designed to measure the performance of the broad U.S. domestic economy through changes in the aggregate market value of the 500 stocks that represent all major industries. The securities that the Fund will own will not match, and are not intended to be representative of, those of any index represented. The historical information provided in the charts does not predict how any investment will perform in the future or how the Fund would have performed under similar market conditions. The returns shown for the indexes do not reflect any management fees or other fees and expenses that will apply to the Fund. The Fund invests in lower grade debt instruments (commonly referred to as "high yield securities" or "junk bonds"). Investment in the Fund is subject to credit risk, interest rate risk, liquidity risk and leverage risk, all of which are discussed in the Prospectus under "Risks." Treasury bonds are backed by the full faith and credit of the U.S. Government, whereas neither the Fund nor Senior Loans are so backed. High grade bonds are subject to less credit risk than are the Senior Loans in which the Fund will invest. Securities in the S&P 500 index and many securities in the Merrill Lynch High Yield Master II Index have greater liquidity than the Senior Loans in which the Fund may invest.

                  "Volatility" is the relative rate at which the price of a security moves up and down. Volatility is measured by the annualized standard deviation of changes in price. If the price of a security moves up and down rapidly over short time periods, it has high volatility. If the price almost never changes, it has low volatility.



THE SENIOR LOAN MARKET


         The following charts show the increase in volume in the new issue and secondary market for Senior Loans and the volume of the leveraged loan market. Individual investors currently represent a small percentage of this market, holding approximately $___________ billion in Senior Loan funds as of December 31, 2002. According to the Loan Pricing Corporation, as of December 31, 2002, the Senior Loan asset class exceeded a trillion dollars. Annual issuance of senior loans has been approximately $200 billion in each of the last five years, according to the Loan Pricing Corporation.


Page S-43


                   SENIOR LOAN NEW ISSUE VOLUME (IN BILLIONS)

           YEAR DOLLAR VOLUME
              1987                                       $66
              1988                                      $163
              1989                                      $187
              1991                                       $58
              1992                                       $21
              1993                                       $40
              1994                                       $28
              1995                                       $81
              1996                                      $101
              1997                                      $135
              1998                                      $194
              1999                                      $273
              2000
              2001
              2002

         Source: Credit Suisse First Boston; Loan Pricing Corporation


                SENIOR LOAN SECONDARY MARKET VOLUME (IN BILLIONS)

           YEAR DOLLAR VOLUME
              1991                                        $8
              1992                                       $11
              1993                                       $15
              1994                                       $25
              1995                                     $33.8
              1996                                       $41
              1997                                       $62
              1998                                     $67.3
              1999
              2000
              2001
              2002

         Source:  Loan Pricing Corporation, Securities Data Corporation

Page S-44


                   LEVERAGED LOAN MARKET VOLUME (IN BILLIONS)

           YEAR DOLLAR VOLUME
              1989                                     $317
              1991                                     $315
              1992                                     $192
              1993                                     $221
              1994                                     $150
              1995                                     $176
              1996                                     $224
              1997                                     $284
              1998                                     $318
              1999                                     $552
              2000
              2001
              2002



ADVANTAGES OF CLOSED-END FUNDS

         Closed-end funds have several advantages for investors:

         Trading Flexibility. Shares can be bought and sold anytime the market is open, at intra-day prices on the American Stock Exchange.

         Professional Managment. Assets are managed by seasoned professionals and in accordance with the Fund's investment objective and policies.

         Portfolio Control. Closed-end funds maintain a fixed pool of investment capital and, unlike open-end mutual funds, don't have to manage fund liquidity to meet potentially large redemptions. Thus, portfolio managers may be better able to adhere to their investment philosophies through more fully invested portfolios.




Page S-45


                                     EXPERTS

         The Statement of Net Assets of the Fund as of _______________, 2003 appearing in this Statement of Additional Information has been audited by ________________________, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. __________________provides accounting and auditing services to the Fund.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

Page S-46


                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder of First Trust/Four Corners Senior Floating Rate Income Fund

         We have audited the accompanying statement of net assets of First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund"), as of _______________, 2003. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of this financial statement provides a reasonable basis for our opinion.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of _________________, 2003, in conformity with generally accepted accounting principles.

[INSERT AUDITOR NAME]
[INSERT AUDITOR CITY AND STATE]
_____________________, 2003


Page S-47


                              FINANCIAL STATEMENTS

              FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                            STATEMENTS OF NET ASSETS

                              _______________, 2003

Assets:                                                                       $___________
Cash                                                                          $___________
Total assets                                                                  $___________
Net assets                                                                    $___________
Net Assets Represent:                                                         $___________
Cumulative preferred shares, $________ liquidation value; unlimited           $___________
number of shares authorized, no shares outstanding
Common shares, $.01 par value; unlimited number of shares authorized,         $___________
_______ shares outstanding
Paid-in surplus                                                               $___________
Net asset value per Common share outstanding ($______ divided by              $___________
______ Common Shares outstanding)

         The Fund was organized as a Delaware statutory trust on May 13, 2003, and reorganized as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration") on August 8, 2003. The Fund has been inactive since that date except for matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of _______ Common Shares to FIRST TRUST ADVISORS, L.P., THE FUND'S ADVISER (THE "ADVISER"). The Adviser and FOUR CORNERS CAPITAL MANAGEMENT, LLC (the "SUB-ADVISER") have agreed to pay (i) all organizational expenses (approximately $______) and (ii) all offering costs (other than the sales load) that exceed $.04 per Common Shares.

         The Fund is authorized by its Agreement and Declaration of Trust to issue an unlimited number of preferred shares having a liquidation value of $_______ per share in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

         The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from those estimates.

Page S-48


                                   APPENDIX A

RATINGS OF INVESTMENTS

         Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

                    1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                    2. Nature of and provisions of the obligation;

                    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

         AAA Debt rated `AAA' has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

         AA Debt rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A Debt rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

Page A-1


         BBB Debt rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE RATING

         Debt rated `BB,' `B,' `CCC,' `CC' and `C' is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest.

         While such debt will likely have some quality and protective characteristics these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet its financial commitment on the obligation. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rated `B' is more vulnerable to nonpayment than obligations rated `BB' but currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment on the obligation. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment on the obligation. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC Debt rated `C' is currently highly vulnerable to nonpayment.

C The rating `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Page A-2


         Plus (+) or Minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter `L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit the letter `L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

NOTES

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         o Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

--------
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

Page A-3


         Note rating symbols are as follows:

SP-1            Very strong or strong capacity to pay principal and interest.
                Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2            Satisfactory capacity to pay principal and interest.

SP-3            Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding the obligor's capacity to meet its financial commitment on the obligation is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 An obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than issues designated "A-1." However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 Issues carrying this designation have adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

Page A-4


D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Aaa             Bonds which are rated Aaa are judged to be of the best quality.
                They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Page A-5


Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(.) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to Caa in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

SHORT-TERM LOANS

MIG 1/VMIG 1              This designation denotes best quality. There is
                          present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2              This designation denotes high quality. Margins of
                          protection  are ample  although not so
                          large as in the preceding group.

MIG 3/VMIG 3              This designation denotes favorable quality.  All
                          security elements are accounted for but
                          there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

Page A-6


MIG                       4/VMIG 4T This designation denotes adequate quality.
                          Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         o        Leading market positions in well-established industries.

         o        High rates of return on funds employed.

         o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Page A-7


LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,            High default risk. Default is a real possibility. Capacity for
CC, C           meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD,            Default. The ratings of obligations in this category are based
DD, D           on their  prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
                `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.`DD'

Page A-8

                indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D               Default.  Denotes actual or imminent payment default.


Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC,' or to short-term ratings other than `F1.' `NR' indicates that Fitch IBCA does not rate the issuer or issue in question. `Withdrawn:' A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Page A-9


Rating Alert: Ratings are placed on Rating Alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Alert is typically resolved over a relatively short period.


Page A-10




                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

1.  Financial Statements:

     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by Pre-effective Amendment to the Registration Statement.

2.  Exhibits:

a.   Declaration of Trust dated August 8, 2003.*

b.   By-Laws of Registrant.*

c.   None.

d.   Form of Share Certificate. *

e.   Terms and Conditions of the Dividend Reinvestment Plan. *

f.   None.

g.1 Investment Management Agreement between Registrant and First Trust Advisors L.P. dated __________, 2003. *

g.2 Sub-Advisory Agreement between First Trust Advisors L.P. and Four Corners Capital Management, LLC dated ________________.

h.1  Form of Underwriting Agreement. *

h.2  Form of Master Dealers Agreement. *

h.3  Form of Master Agreement Among Underwriters. *

i.   None.

j. Form of Custodian Services Agreement between Registrant and PFPC Trust Company dated _______, 2003. *

k.1 Form of Transfer Agency Services Agreement between Registrant and PFPC Inc. dated ________, 2003. *

k.2 Organization Expenses and Offering Costs Agreement between Registrant and First Trust Advisors L.P. dated _______, 2003. *

k.3 Form of Administration and Accounting Services Agreement dated __________, 2003. *

k.4 Form of Corporate Finance Services and Consulting Agreement between ________________ and First Trust Advisors L.P. *

l.1  Opinion and consent of Chapman and Cutler LLP. *

l.2  Opinion and consent of Bingham McCutchen LLP. *

m.   None.

n.   Independent Auditors' Consent. *

o.   None.

p. Subscription Agreement between Registrant and First Trust Advisors L.P. dated __________, 2003. *

q.   None.

r.1  Code of Ethics of Registrant. *

r.2  Code of Ethics of First Trust Portfolios L.P. *

r.3  Code of Ethics of First Trust Advisors L.P. *

r.4  Code of Ethics of Four Corners Capital Management, LLC.

s.   Powers of Attorney. *
-------------------

Item 25: Marketing Arrangements

[TO COME]

Item 26: Other Expenses of Issuance and Distribution

------------------------------------------------------------ ------------------
Securities and Exchange Commission Fees                      $81.00
------------------------------------------------------------ ------------------
------------------------------------------------------------ ------------------
National Association of Securities Dealers, Inc. Fees        *
------------------------------------------------------------ ------------------
------------------------------------------------------------ ------------------
Printing and Engraving Expenses                              *
------------------------------------------------------------ ------------------
------------------------------------------------------------ ------------------
Legal Fees                                                   *
------------------------------------------------------------ ------------------
------------------------------------------------------------ ------------------
Listing Fees                                                 *
------------------------------------------------------------ ------------------
------------------------------------------------------------ ------------------
Accounting Expenses                                          *
------------------------------------------------------------ ------------------
------------------------------------------------------------ ------------------
Blue Sky Filing Fees and Expenses                            *
------------------------------------------------------------ ------------------
------------------------------------------------------------ ------------------
Miscellaneous Expenses                                       *
------------------------------------------------------------ ------------------
------------------------------------------------------------ ------------------
Total                                                        $*
------------------------------------------------------------ ------------------
---------
* To be completed by amendment.

Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities

     At __________, 2003:

------------------------------------------- -----------------------------------
Title of Class                              Number of Record Holders
------------------------------------------- -----------------------------------
------------------------------------------- -----------------------------------
Common Shares, $0.01 par value              0
------------------------------------------- -----------------------------------


Item 29: Indemnification

Section 5.3 of the Registrant's Declaration of Trust provides as follows:

         (a) Subject to the  exceptions and  limitations  contained in paragraph
(b) below:

                   (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof; and

                   (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                   (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

                   (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

                   (iii) in the event of a settlement involving a payment by a Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                        (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                        (B) by written opinion of (i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or
         (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

                   (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                   (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in
         Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

         (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Advisers

a) Investment Adviser. First Trust Advisors L.P. ("First Trust Advisors") serves as investment adviser to the fund and the First Defined Portfolio Fund, LLC and also serves as subadviser to 38 mutual funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

The principal business of certain of First Trust Advisors' principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L. P. ("First Trust Portfolios"). The principal address of First Trust Portfolios is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.


Other Business, Profession, Vocation or Employment During Past Two Years

Name and Position with First Trust Advisors L.P.             Employment During Past Two Years
------------------------------------------------------------ ---------------------------------------------------------
James A. Bowen, Managing Director/President                  Managing Director/President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Ronald Dean McAlister, Managing Director                     Managing Director, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Mark R. Bradley, Chief Financial Officer and Managing        Chief Financial Officer and Managing Director, First
Director                                                     Trust Portfolios and Chief Financial Officer, Bondwave LLC
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Robert W. Bredemeier, Chief Operating Officer and Managing   Chief Operations Officer and Managing Director, First
Director                                                     Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Robert Franklin Carey, Chief Investment Officer and Senior   Senior Vice President, First Trust Portfolios
Vice President
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
William Scott Jardine, General Counsel                       General Counsel, First Trust Portfolios and Secretary
                                                             of Bondwave LLC
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Scott Hall, Managing Director                                Managing Director, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Andy Roggensack, Managing Director                           Managing Director, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
David McGarel, Senior Vice President                         Senior Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Bob Porcellino, Senior Vice President                        Senior Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Mark Sullivan, Senior Vice President                         Senior Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Al Davis, Vice President                                     Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Jon Carl Erickson, Vice President                            Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Jason Henry, Vice President                                  Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Bob James, Vice President                                    Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Mitch Mohr, Vice President                                   Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
David Pinsen, Vice President                                 Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Jonathan Steiner, Vice President                             Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Rick Swiatek, Vice President                                 Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Roger Testin, Vice President                                 Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Kitty Collins, Assistant Vice President                      Assistant Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Charles Bradley, Assistant Vice President                    Assistant Vice President, First Trust Portfolios
------------------------------------------------------------ ---------------------------------------------------------

b) Sub-Adviser. Four Corners Capital Management, LLC ("Four Corners") serves as the investment sub-adviser of the Fund. Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Adviser" in the Statement of Additional Information; and (ii) the Form ADV of Four Corners (File No. 801-60738) filed with the Commission, all of which are incorporated herein by reference.

Item 31: Location of Accounts and Records

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 32: Management Services

Not applicable.

Item 33: Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.   Not applicable.

3.   Not applicable.

4.   Not applicable.

5.   The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Lisle, and State of Illinois, on the 15th day of August, 2003.
                                           FIRST TRUST/FOUR CORNERS SENIOR
                                           FLOATING RATE INCOME FUND

                                           By: /s/ James A. Bowen
                                           _______________________
                                           James A. Bowen, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

--------------------- -------------------------------------- -----------------
Signature             Title                                  Date
--------------------- -------------------------------------- -----------------
--------------------- -------------------------------------- -----------------
/s/ Mark R. Bradley   Chief Financial Officer and            August 15, 2003
___________________   Treasurer (Principal Financial and
Mark R. Bradley       Accounting Officer)
--------------------- -------------------------------------- -----------------
--------------------- -------------------------------------- -----------------
/s/ James A. Bowen    President, Chairman of the Board and   August 15, 2003
__________________    Trustee (Principal Executive Officer)
James A. Bowen
--------------------- -------------------------------------- -----------------